   [LOGO]

 The
Bear Stearns
 Funds

245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

Michael Minikes          Chairman of the Board
Robert S. Reitzes        President
Peter B. Fox             Executive Vice President
William J. Montgoris     Executive Vice President
Peter M. Bren            Trustee
Alan J. Dixon            Trustee
John R. McKernan, Jr.    Trustee
M.B. Oglesby, Jr.        Trustee
Stephen A. Bornstein     Vice President
Donalda L. Fordyce       Vice President
Frank J. Maresca         Vice President and
                         Treasurer
Ellen T. Arthur          Secretary
Vincent L. Pereira       Assistant Treasurer
Christina P. LaMastro    Assistant Secretary

INVESTMENT ADVISER       COUNSEL
Bear Stearns Asset       Kramer, Levin,
Management Inc.          Naftalis & Frankel
575 Lexington Avenue     919 Third Avenue
New York, NY 10022       New York, NY 10022
SUB-ADVISER              DISTRIBUTOR
INTERNATIONAL EQUITY     Bear, Stearns & Co. Inc.
PORTFOLIO                245 Park Avenue
Marvin & Palmer          New York, NY 10167
Associates, Inc.         TRANSFER AND DIVIDEND
1201 N. Market Street    DISBURSEMENT AGENT
Suite 2300               PFPC Inc.
Wilmington, DE 19801     Bellevue Corporate Center
ADMINISTRATOR            400 Bellevue Parkway
Bear Stearns Funds       Wilmington, DE 19809
Management Inc.          INDEPENDENT AUDITORS
245 Park Avenue          Deloitte & Touche LLP
New York, NY 10167       Two World Financial Center
CUSTODIAN                New York, NY 10281
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", and "STARS-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.

                                                                    BSF-R-015-02

S&P STARS
Portfolio

The Insiders
Select Fund

Large Cap
Value Portfolio

Small Cap
Value Portfolio

Focus List
Portfolio

Balanced Portfolio

International Equity
Portfolio

Annual Report
March 31, 1998

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                             LETTER TO SHAREHOLDERS

                                                                  April 22, 1998
Dear Shareholders:

We are pleased to present the annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity") (each a "Portfolio" and collectively the "Portfolios") for the fiscal year ended March 31, 1998. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

Data for Focus List, Balanced and International Equity Portfolios cover the period from December 29, 1997 (commencement of operations) through March 31, 1998.

During the twelve months ended March 31, 1998, the U.S. equity markets continued their dramatic upward climb. Despite pullbacks in April and August of 1997 and then again in the fall, the major indices rose between 40% and 50% over the period. The Dow Jones Industrial Average and Standard & Poor's 500 Composite Index ("S&P 500 Index") closed the fiscal period just off their twelve-month highs, and both the Russell 2000 Index and the Nasdaq Composite Index closed at new highs.

The markets continue to be buoyed by consistent, moderate economic growth, almost nonexistent inflation, low interest rates, and high levels of employment and consumer spending. At the beginning of 1998 we expected the broader market as measured by the S&P 500 Index to rise 5% to 10% for this year, a pace easily surpassed in the first quarter alone. However, given the slowdown in corporate earnings growth expected to result from the financial crisis in Asia, the sharp run-up in stock prices and the high valuations of the major indices -- the S&P 500 Index ended March at 24 times the 1998 consensus earnings estimates -- we expect positive, but more moderate returns from stocks through the end of the year.

S&P STARS PORTFOLIO

For the fiscal year ended March 31, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 43.53%.(1) The Portfolio's benchmark, the S&P 500 Index, returned 47.95% for the same period.

AN EMPHASIS ON QUALITY GROWTH SECTORS

Given concerns that the financial crisis in Southeast Asia would slow economic growth worldwide and that technology companies, with their exposure to the region, were particularly vulnerable, we reduced our weighting in several technology stocks while increasing our exposure to other sectors of the economy. For example, we increased our exposure to less-cyclical quality growth stocks with such additions as Cincinnati Bell, Inc. (4.57% of net assets), The Dial Corp. (2.17%) and Pfizer Inc. (6.51%). Both Pfizer and Monsanto Co. (6.19%), another top holding, have strong product pipelines. Given the improving fundamentals in financial services, the Portfolio has also increased the weighting in this sector.

Although earnings from the technology sector are likely to be lackluster, we continue to maintain positions in three premier companies -- Cisco Systems, Inc. (6.38%), Texas Instruments, Inc. (6.31%) and Intel Corp. (6.37%). We believe that the growth of the Internet and new product cycles will eventually contribute to improved earnings and stock prices. We continue to hold several quality growth stocks, including General Electric Co. (4.02%), Time Warner Inc. (2.22%) and Cincinnati Bell. In addition, we hold small positions in cyclical companies such as specialty chemical concerns Crompton & Knowles Corp. (2.29%) and paper-products maker Fort James Corp. (1.92%).

We believe that as long as inflation and interest rates remain under control, the market should continue to do well. Although we expect Asia to be a problem in the foreseeable future, we expect any weakness caused in the U.S. economy to be offset by strength in Europe.

THE INSIDERS SELECT FUND

For the fiscal year ended March 31, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 46.02%.(2) The Portfolio's benchmark, the S&P MidCap 400 Index, returned 49.02% for the same period.

The Fund's performance has been driven in part by outperformance in our consumer cyclical and health-care holdings. We remain positive on these sectors given the current low inflation and low interest-rate environment. In addition, financial services holdings exhibited strength as consolidation in the sector continued. Toward the end of the fiscal period, the Fund had slightly below-market returns in its energy and consumer staples holdings, which, however, comprise a relatively small percentage of the portfolio.

Recent additions to the Fund that have performed extremely well include Furniture Brands International, Inc. (3.41% of net assets) and Echlin Inc. (2.50%). In addition, health-care holdings such as Beckman Instruments, Inc. (1.52%) and Pharmacia & Upjohn, Inc. (1.74%) did extremely well. All of these stocks were brought to our attention due to very strong insider buying either late last year or early this year.

ON-SITE VISITS CONFIRM INSIDER BUY SIGNALS

The decision to buy auto-parts manufacturer Echlin Inc. in late 1997 is a good example of our stock selection process. Our interest in Echlin began when we observed that the CEO and other officers and directors had bought shares after the company adopted an economic value-added program in October 1997 to improve efficiency and increase profitability. The Fund's equity team visited Echlin, confirmed that the company had a strong restructuring plan in place and bought the stock in December 1997. Echlin became a takeover target in February 1998, and the stock price rose.

We continue to maintain a defensive posture in the portfolio and are focusing on companies with significant insider activity and below-market valuation multiples. In addition, we will continue to focus on stocks with positive Signal II rankings from CDA/ Investnet as a result of their strong correlation with market outperformance.

LARGE CAP VALUE PORTFOLIO

For the fiscal year ended March 31, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 44.59%.(3) The Portfolio's benchmark, the S&P 500 Index, returned 47.95% for the same period.

Given our value approach in a market that favored growth stocks, the Portfolio generated very attractive returns during the twelve-month period. Among our best-performing stocks were Xerox Corp. (2.58% of net assets) and United Technologies Corp. (3.16%), after reporting better-than-expected fourth-quarter earnings. Both firms appear to be withstanding the Asian flu and are expected to generate earnings growth well in excess of the market's in 1998.

Other holdings that performed well included such recent portfolio additions as McDonald's Corp. (3.28%) and American Greetings Corp. (3.30%). Both companies began 1998 at relative valuations well below historical levels and have secular growth rates well above the overall market's, and we continue to find both stocks attractive. In addition, our holdings in the financial services sector, including The Equitable Companies Inc. (3.00%) and USF&G Corp. (2.26%), continued to perform well.

Positions that lagged the market included Philip Morris Cos. Inc. (2.62%) and Wendy's International, Inc. (2.23%). Philip Morris fell in the first quarter of 1998 as hopes for a national tobacco settlement evaporated. Wendy's declined on reduced 1998 earnings expectations even though it announced a $200 million-share repurchase program and a higher targeted long-term earnings growth rate. We continue to like both stocks based on their superior growth rates and price earnings ratios ("P/E's") that are significantly below the market's.

UNCOVERING VALUE IN A HIGH-PRICED MARKET

In a stock market that looks richly priced by historical standards, we were nevertheless able to identify several attractively valued stocks that we expect to perform well over the next few years. Among our new additions were Genuine Parts Co. (2.30%), a leading auto parts distributor, Grainger (W.W.), Inc. (1.27%), a major distributor of maintenance and repair equipment to businesses, and toy-maker Hasbro, Inc. (1.51%), all of which have higher long-term growth rates than the overall market but are trading at significant P/E discounts.

At fiscal year-end the Large Cap Value Portfolio had a P/E ratio significantly below the S&P 500 Index's, but with a much higher projected growth rate. While we expect corporate profit growth to slow in 1998 and earnings estimates to trend down throughout the year, we expect the Portfolio's composite earnings and cash flow growth rate to exceed those of the index in 1998. Despite the anticipated slowdown in corporate profit growth, we expect many of our largest holdings to deliver solid, well-above average earnings and cash flow growth in 1998.

SMALL CAP VALUE PORTFOLIO*

For the fiscal year ended March 31, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 46.86%.(4) The Portfolio's benchmark, the Russell 2000 Index, returned 42.19% for the same period.

Beginning in the fall of 1997, market sentiment, which had favored small-cap issues through late last summer, swung back to large-cap stocks as investors turned to larger, well-known issues given the uncertainties stemming from the Asian crisis. In this environment, we believe that the strong performance of the Small Cap Value Portfolio is attributable to our strict value discipline.

During the twelve-month period, we entered new industries with the purchase of Jacor Communications, Inc. (3.53% of net assets), one of the fastest-growing radio broadcasters, and Butler International, Inc. (4.45%), a temporary-help company, both of which illustrate our strategy of seeking out undervalued, high-growth stocks. Both remain among the Portfolio's largest positions. At current market levels, we have tended to increase the weightings of those holdings we believe offer the greatest return potential, particularly when factoring in risk considerations.

A FOCUS ON DOMINANT MARKET PLAYERS

The performance of a number of our top holdings has been outstanding. Steiner Leisure Ltd. (5.75%), Butler International, Inc., SPS Technologies, Inc. (3.90%) and Furniture Brands International, Inc. (3.94%) have produced significant returns since we acquired them, and we believe they are still undervalued. We continue to focus on industries that are oligopolies and companies with dominant market positions, which protects them from the pricing pressure so prevalent in many sectors of the economy.

Given our risk concerns, we have added only a few new names to the Portfolio since the beginning of 1998. For example, we added to our holdings in Global Pharmaceutical Corp.(2.10%) through a convertible preferred offering. While we have not participated in this type of security in the past, we believe the company offers significant stock appreciation potential with minimal risk given its prospects and the structure of the offering. Global is a generic drug manufacturer that focuses on small niche markets with few if any competitors. We believe the company is at an inflection point as new drug offerings are methodically rolled out.

We continue to believe that the gap between large- and small-cap returns will narrow, as the more attractive current valuations of smaller companies draw investors' attention. However, with the market continuing to reach new highs, the absolute valuations of many companies concern us. We are not digressing from our value approach and believe we continue to be well positioned to outperform the market.

FOCUS LIST PORTFOLIO

For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 11.67%.(5) The Portfolio's benchmark, the S&P 500 Index, returned 13.95% for the same period.

The Portfolio is designed to mirror, as closely as possible, the stocks on the Bear Stearns Focus List -- typically 20 stocks selected by the Bear Stearns Research Department as its "best stock picks for capital appreciation." In addition, the Portfolio's management team determines the weighting given to any one stock based on its assessment of company and industry trends.

A BIAS TOWARD CONSUMER SERVICES

As a result of rising personal income, Focus List stocks showed a tilt toward consumer services, such as retailers and media, during the first quarter. For example, we added Chancellor Media Corp. (4.85% of net assets), the radio industry's second-largest broadcaster and the only pure radio play with 99 stations in 17 of the 20 largest radio markets in the U.S. Campbell Soup Co. (4.67%) was added based on recent restructuring and strong earnings growth projections.

Some technology stocks were removed from the Portfolio's holdings during the quarter, in part because of earnings disappointments resulting from the problems in Asia. As Corporate America retools for the Year 2000, we see greater potential in computer services companies rather than hardware manufacturers. For this reason, we expect "mission-critical spending" to focus on service-providers in this sector.

We continue to be bullish on European multinationals that stand to profit from industry consolidation, particularly as European Monetary Union approaches. An addition this quarter is Vodafone Group plc (4.85%), the largest United Kingdom wireless network operator, which is expected to benefit from increased market penetration. It is also one of the few wireless companies that pays a dividend. AEGON N.V. (4.83%), a leading insurer with headquarters in the Netherlands, remains a holding based on our expectations for profit growth from continuing restructuring in financial services and an increase in retirement savings.

With falling prices in commodities, we eliminated our paper position and reduced our oil services holdings. We have kept Cross Timbers Oil Co. (5.22%) due to our confidence in the company's ability to continue its rapid expansion in domestic exploration and production.

Crescent Real Estate Equities Co. (4.89%) was added to the Portfolio as investors have become more concerned with yield and recognized that Real Estate Investment Trusts represent one of the few areas of absolute value in the investing marketplace. Crescent owns or has interests in office properties, health-care facilities and hotels, with its office assets in the recovering high-growth areas of Dallas, Houston and Denver.

We will continue to look for companies that have expanding profit margins and restructuring potential. With corporate earnings squeezed by competitive pressures, we are looking for companies with strong sales power that can sustain profit margin growth.

BALANCED PORTFOLIO

For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 8.04%.(6) The Portfolio's benchmark, the Lipper Balanced Fund Index, returned 7.90% for the same period.

The first quarter of 1998 was marked by unexpectedly strong returns in the U.S. stock market and returns that approximated the coupons from bonds -- resulting in a solid first quarter for Balanced. The Portfolio's long-term objective is to produce good growth of principal with less volatility than a pure stock portfolio through investments in high-quality fixed income securities. Currently, the Portfolio's allocation is approximately 50% in common stocks and 50% in bonds and cash equivalents.

The Portfolio's best-performing stocks included Xerox Corp. (1.40% of net assets) and United Technologies Corp. (1.37%), after the companies reported better-than-expected fourth-quarter earnings. Other holdings with strong performance included McDonald's Corp. (1.47%), and American Greetings Corp. (1.33%). Both companies began the year at relative valuations well below historical levels and have secular growth rates well above that of the overall market.

Positions that lagged the market included Philip Morris Cos. Inc. (2.04%) and Wendy's International, Inc. (1.36%). Philip Morris stock fell as hopes for a national tobacco settlement evaporated near quarter-end. Wendy's declined on reduced 1998 earnings expectations despite announcing a $200 million-share repurchase program and higher long-term earnings growth targets. We continue to like both stocks based on their superior growth rates and P/Es that are significantly below the market's.

A FOCUS ON DEFENSIVE ISSUES

In general, stock purchases have been concentrated in companies that we believe are less sensitive to international developments and the vagaries of the domestic economy, such as H&R Block, Inc. (1.25%), the tax-preparer, Genuine Parts Co. (1.30%), a leading auto parts distributor, and Grainger (W.W.), Inc. (0.90%), a major distributor of maintenance and repair equipment to businesses. Each company derives its revenues primarily from U.S. sources and has produced historically steady earnings growth, positioning them to perform well in a slower growth environment.

Our fixed income strategy will continue to be to produce a good cash flow that will enable us to take advantage of investment opportunities as they arise. We have implemented this strategy with a proportionately large position in government-backed mortgage securities, which pay not only interest, but a small amount of principal. We expect to continue to overweight corporate bonds rated A and better, since their spreads narrowed considerably to Treasuries during the quarter.

INTERNATIONAL EQUITY PORTFOLIO**

For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 14.75%.(7) The Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index returned 14.29% for the same period.

The Portfolio is designed for capital appreciation through equity investments in companies based outside the United States. The Portfolio's strategy is to focus, first, on countries with the best stock market trends and, second, on companies with strong fundamental characteristics within those countries. Bear Stearns Asset Management Inc., the Portfolio's investment adviser, has contracted with Marvin & Palmer Associates, Inc. ("Marvin & Palmer") to be the Portfolio's sub-adviser responsible for the day-to-day management of the Portfolio. Marvin & Palmer has been managing international assets since 1986 and its client list includes several Fortune 500 companies. Its assets under management as of March 31, 1998, were $5.6 billion.

RELATIVE STRENGTH IN EUROPE

During the first three months of 1998, the Portfolio's investment focus was on Europe, which we believe to be the region with the greatest return potential at this time. Opportunities are being created by consolidation and new product launches in both financial services and pharmaceuticals and by rapid growth in certain telecommunications sectors. Competition is being driven by the prospect of the European Monetary Union ("EMU"), which is scheduled to take effect next January.

Because the financial services industry is still in the early stages of a U.S.-like transformation, we see tremendous potential in this arena. For example, Europe is at the beginning of what we expect to be a surge of mutual fund growth as governments cut back social security programs and individuals start to build savings for retirement. Among the Portfolio's holdings, Credito Italiano S.p.A. (2.02% of net assets), perhaps the best managed bank in Italy, has been a beneficiary of this development. Credit Suisse Group (1.73%) has a strong global presence and is one of the few European financial services concerns with a significant presence in the U.S. Deutsche Bank AG (1.49%), a leader in Germany, is also, we believe, a likely merger candidate.

We expect further consolidation in pharmaceuticals and continuing developments in the product cycle. SmithKline Beecham plc (2.27%), for example, one of the Portfolio's top holdings, has a very strong product pipeline, very few patent expirations and is a leader in the field of gene-mapping -- remaining, we believe, a very attractive merger candidate despite the failure of its proposed merger with Glaxo Wellcome plc (1.80%) last year. In telecommunications, Mannesmann AG (2.69%) in Germany, Vodafone Group plc (1.94%) in the United Kingdom and Telecom Italia Mobile S.p.A. (1.41%) in Italy are benefiting from strong subscriber growth in the cellular telephone market. Cellular usage in Europe is outpacing that in the U.S. thanks to a unified digitally based standard, which is technically superior to the competing systems within the U.S.

Despite the recent rebound in some Asian markets, we believe it is premature to increase our investments there, particularly since Japan, the world's second-largest economy, is faced with the monumental task of restructuring the way business in general is conducted if it is to take meaningful steps to avoid recession. We are comfortable with our overweighting in Europe and see the EMU as a major catalyst for the continuing implementation of efficiency measures by individual companies and economic growth in general.

Given our outlook for continued dollar strength, the Portfolio was 50% hedged at quarter-end. A key part of our strategy is to preserve returns in the local currency and not lose value when these returns are converted into dollars.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Robert S. Reitzes
Robert S. Reitzes
President
The Bear Stearns Funds

-------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
**International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
(1) For the fiscal year ended March 31, 1998, the Portfolio's Class A shares had a total return of 36.75%, including a 4.75% maximum sales charge, which was in effect at the beginning of the period.
(2) For the fiscal year ended March 31, 1998, the Portfolio's Class A shares had a total return of 39.06%, including a 4.75% maximum sales charge, which was in effect at the beginning of the period.
(3) For the fiscal year ended March 31, 1998, the Portfolio's Class A shares had a total return of 37.69%, including a 4.75% maximum sales charge, which was in effect at the beginning of the period.
(4) For the fiscal year ended March 31, 1998, the Portfolio's Class A shares had a total return of 39.90%, including a 4.75% maximum sales charge, which was in effect at the beginning of the period.
(5) For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio's Class A shares had a total return of 11.67%, including the initial 5.50% maximum sales charge.
(6) For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio's Class A shares had a total return of 2.09%, including the initial 5.50% maximum sales charge.
(7) For the period December 29, 1997 (commencement of operations) through March 31, 1998, the Portfolio's Class A shares had a total return of 8.43%, including the initial 5.50% maximum sales charge.

Bear Stearns Asset Management Inc. waived its advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    S&P STARS PORTFOLIO

                                                                Class A shares    Class C shares     S&P 500 Index
Apr. 5, 1995                                                         $9,525.00        $10,000.00        $10,000.00
                                                                    $10,571.43        $11,083.33        $10,848.00
Sept. 30, 1995                                                      $11,446.00        $11,975.00        $11,709.00
                                                                    $11,644.82        $12,170.34        $12,411.00
Mar. 31, 1996                                                       $12,162.00        $12,591.00        $13,074.00
                                                                    $12,304.88        $12,836.51        $13,659.00
Sept. 30, 1996                                                      $13,287.00        $13,835.76        $14,076.00
                                                                    $14,878.37        $15,471.38        $15,247.00
Mar. 31, 1997                                                       $14,208.88        $14,763.54        $15,653.00
                                                                    $16,411.13        $17,034.15        $18,384.00
Sept. 30, 1997                                                      $19,353.33        $20,058.56        $19,757.00
                                                                    $17,555.43        $18,171.88        $20,324.00
Mar. 31, 1998                                                       $20,394.52        $21,081.93        $23,159.00
Past performance is not predictive of future performance.

                    S&P STARS PORTFOLIO
                                                                  Consumer Price Index
Apr. 5, 1995                                                                $10,000.00
                                                                            $10,079.00
Sept. 30, 1995                                                              $10,125.58
                                                                            $10,185.06
Mar. 31, 1996                                                               $10,284.00
                                                                            $10,356.91
Sept. 30, 1996                                                              $10,436.22
                                                                            $10,522.14
Mar. 31, 1997                                                               $10,568.41
                                                                            $10,594.84
Sept. 30, 1997                                                              $10,660.94
                                                                            $10,700.59
Mar. 31, 1998                                                               $10,707.20
Past performance is not predictive of future performance.

                                          TOTAL RETURNS

                                                            ONE YEAR ENDED           AVERAGE
                                                            MARCH 31, 1998          ANNUAL(4)
                                                          -------------------  -------------------
S&P STARS Portfolio(2)
    Class A shares(5)...................................           36.75%               26.90%
    Class C shares......................................           42.80                28.31
    Class Y shares(3)...................................           44.22                26.06
S&P 500 Index(1)........................................           47.95                32.41
Consumer Price Index(1).................................            1.31                 2.31

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed voluntarily to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which August 7, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 5, 1995 (commencement of investment operations) through March 31, 1998 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been 43.53% and 28.98%, respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  THE INSIDERS SELECT FUND

                                                                 Class A shares     Class C shares     S&P 500 Index (6)
June 16, 1995                                                         $9,525.00         $10,000.00            $10,000.00
                                                                      $9,579.40         $10,066.67            $10,150.00
Sept. 30, 1995                                                       $10,468.20         $10,975.00            $10,956.00
                                                                     $10,801.00         $11,316.67            $11,613.00
Mar. 31, 1996                                                        $11,118.70         $11,633.30            $12,234.00
                                                                     $11,682.50         $12,200.00            $12,781.00
Sept. 30, 1996                                                       $12,206.70         $12,733.33            $13,171.00
                                                                     $13,109.80         $13,662.60            $14,267.00
Mar. 31, 1997                                                        $13,155.00         $13,691.00            $14,647.00
                                                                     $15,194.10         $15,799.50            $17,202.00
Sept. 30, 1997                                                       $16,755.00         $17,387.90            $18,487.00
                                                                     $16,995.90         $17,614.80            $19,017.00
Mar. 31, 1998                                                        $19,209.00         $19,874.30            $21,670.00
Past performance is not predictive of future performance.

                  THE INSIDERS SELECT FUND
                                                                  S&P MidCap 400 Index (6)      Consumer Price Index
June 16, 1995                                                                   $10,000.00                $10,000.00
                                                                                $10,134.00                $10,079.00
Sept. 30, 1995                                                                  $11,123.00                $10,126.00
                                                                                $11,280.00                $10,178.00
Mar. 31, 1996                                                                   $11,974.00                $10,284.00
                                                                                $12,319.00                $10,300.00
Sept. 30, 1996                                                                  $12,681.00                $10,361.00
                                                                                $13,448.00                $10,475.00
Mar. 31, 1997                                                                   $13,249.00                $10,513.00
                                                                                $15,197.00                $10,565.00
Sept. 30, 1997                                                                  $17,639.00                $10,591.00
                                                                                $17,785.00                $10,644.31
Mar. 31, 1998                                                                   $19,743.00                $10,650.89
Past performance is not predictive of future performance.

                                 TOTAL RETURNS

                                            ONE YEAR ENDED         AVERAGE
                                            MARCH 31, 1998        ANNUAL(4)
                                           -----------------  -----------------
The Insiders Select Fund(2)
    Class A shares(5)....................          39.06%             26.31%
    Class C shares.......................          45.17              27.86
    Class Y shares(3)....................          46.68              28.76
S&P 500 Index(1)(6)......................          47.95              31.88
S&P MidCap 400 Index(1)(6)...............          49.02              27.56
Consumer Price Index(1)..................           1.31               2.28

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed voluntarily to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which June 20, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of June 16, 1995 (commencement of investment operations) through March 31, 1998 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been 46.02% and 28.54%, respectively, for each period shown.
(6) Effective February 1, 1998, the Board of Trustees approved the change of the Portfolio's performance benchmark from the S&P 500 Index to the S&P MidCap 400 Index because the Board and Bear Stearns Asset Management Inc. believe that the S&P MidCap 400 Index is more reflective of the management of the Portfolio than the S&P 500 Index.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 LARGE CAP VALUE PORTFOLIO

                                                                 Class A shares     Class C shares     S&P 500 Index
Apr. 4, 1995                                                          $9,525.00         $10,000.00        $10,000.00
                                                                     $10,191.75         $10,683.33        $10,800.00
Sept. 30, 1995                                                       $11,295.06         $11,825.00        $11,700.00
                                                                     $11,915.10         $12,462.52        $12,375.00
Mar. 31, 1996                                                        $12,034.41         $12,570.89        $13,075.00
                                                                     $12,042.36         $12,562.55        $13,150.00
Sept. 30, 1996                                                       $12,257.12         $12,770.96        $14,095.00
                                                                     $13,626.63         $14,178.46        $15,400.00
Mar. 31, 1997                                                        $13,892.10         $14,440.30        $15,763.00
                                                                     $16,335.50         $16,955.40        $18,600.00
Sept. 30, 1997                                                       $17,524.90         $18,162.20        $19,895.00
                                                                     $17,858.50         $18,481.30        $20,467.00
Mar. 31, 1998                                                        $20,008.60         $20,785.20        $23,321.00
Past performance is not predictive of future performance.

                 LARGE CAP VALUE PORTFOLIO
                                                                  Consumer Price Index
Apr. 4, 1995                                                                $10,000.00
                                                                            $10,079.31
Sept. 30, 1995                                                              $10,125.58
                                                                            $10,185.06
Mar. 31, 1996                                                               $10,284.20
                                                                            $10,356.91
Sept. 30, 1996                                                              $10,436.22
                                                                            $10,522.14
Mar. 31, 1997                                                               $10,568.41
                                                                            $10,594.84
Sept. 30, 1997                                                              $10,660.94
                                                                            $10,700.59
Mar. 31, 1998                                                               $10,707.20
Past performance is not predictive of future performance.

                                          TOTAL RETURNS

                                                            ONE YEAR ENDED           AVERAGE
                                                            MARCH 31, 1998          ANNUAL(4)
                                                          -------------------  -------------------
Large Cap Value Portfolio(2)
    Class A shares(5)...................................           37.69%               26.20%
    Class C shares......................................           43.94                27.65
    Class Y shares(3)...................................           45.27                26.75
S&P 500 Index(1)........................................           47.95                32.65
Consumer Price Index(1).................................            1.31                 2.31

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed voluntarily to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which September 11, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 4, 1995 (commencement of investment operations) through March 31, 1998 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been 44.59% and 28.27%, respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 SMALL CAP VALUE PORTFOLIO

                                                                 Class A shares     Class C shares    Russell 2000 Index
Apr. 3, 1995                                                          $9,525.00         $10,000.00            $10,000.00
                                                                     $10,342.56         $10,841.67            $10,901.15
Sept. 30, 1995                                                       $12,057.06         $12,625.00            $11,965.07
                                                                     $12,127.79         $12,673.20            $12,224.03
Mar. 31, 1996                                                        $12,797.08         $13,358.47            $12,837.62
                                                                     $14,240.48         $14,847.44            $13,511.36
Sept. 30, 1996                                                       $14,248.54         $14,822.06            $13,529.58
                                                                     $14,001.67         $14,552.87            $14,248.44
Mar. 31, 1997                                                        $14,294.60         $14,844.60            $13,511.85
                                                                     $16,600.07         $16,433.30            $15,696.89
Sept. 30, 1997                                                       $18,669.70         $19,337.30            $18,027.72
                                                                     $18,570.10         $19,212.30            $17,416.11
Mar. 31, 1998                                                        $20,993.40         $21,687.80            $19,212.59
Past performance is not predictive of future performance.

                 SMALL CAP VALUE PORTFOLIO
                                                                  Consumer Price Index
Apr. 3, 1995                                                                $10,000.00
                                                                            $10,079.00
Sept. 30, 1995                                                              $10,126.00
                                                                            $10,185.00
Mar. 31, 1996                                                               $10,284.00
                                                                            $10,357.00
Sept. 30, 1996                                                              $10,436.00
                                                                            $10,522.00
Mar. 31, 1997                                                               $10,568.41
                                                                            $10,594.84
Sept. 30, 1997                                                              $10,660.94
                                                                            $10,700.59
Mar. 31, 1998                                                               $10,707.20
Past performance is not predictive of future performance.

                                 TOTAL RETURNS

                                            ONE YEAR ENDED         AVERAGE
                                            MARCH 31, 1998        ANNUAL(4)
                                           -----------------  -----------------
Small Cap Value Portfolio(2)
    Class A shares(5)....................          39.90%             28.07%
    Class C shares.......................          46.10              29.47
    Class Y shares(3)....................          47.54              29.36
Russell 2000 Index(1)....................          42.19              24.34
Consumer Price Index(1)..................           1.31               2.31

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed voluntarily to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which June 22, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) For the period of April 3, 1995 (commencement of investment operations) through March 31, 1998 for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (4.75%). Without the applicable sales charge, the total returns would have been 46.86% and 30.18%, respectively, for each period shown.

CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio

                                 MARCH 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Electronics.......................................       14.70
  2. Telecommunications................................       11.40
  3. Drugs & Hospital Supplies.........................       11.21
  4. Banks.............................................        8.38
  5. Networking Products...............................        6.73
  6. Diversified Operations............................        6.70
  7. Chemicals - Diversified...........................        6.19
  8. Computer Software.................................        5.14
  9. Retailing - Grocery Stores........................        3.32
 10. Multimedia........................................        3.16

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Pfizer Inc................................... Drugs & Hospital Supplies                        6.51
  2. Cisco Systems, Inc........................... Networking Products                              6.38
  3. Intel Corp................................... Electronics                                      6.37
  4. Texas Intruments, Inc........................ Electronics                                      6.31
  5. Monsanto Co.................................. Chemicals - Diversified                          6.19
  6. Cincinnati Bell, Inc......................... Telecommunications                               4.57
  7. Computer Associates International, Inc....... Computer Software                                4.44
  8. General Electric Co.......................... Diversified Operations                           4.02
  9. Warner-Lambert Co............................ Drugs & Hospital Supplies                        3.97
 10. Bank of New York Co., Inc. (The)............. Banks                                            3.81

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund

                                 MARCH 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Life/Health Insurance.............................        9.90
  2. Financial Services................................        7.87
  3. Telecommunications................................        6.91
  4. Drugs & Hospital Supplies.........................        5.98
  5. Credit & Finance..................................        4.96
  6. Oil & Natural Gas.................................        3.72
  7. Aerospace & Defense...............................        3.63
  8. Home Furnishings..................................        3.41
  9. Advertising Agencies..............................        3.07
 10. Automotive Parts & Equipment......................        3.01

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Furniture Brands International, Inc.......... Home Furnishings                              3.41
  2. Travelers Group, Inc......................... Credit & Finance                              3.34
  3. WPP Group plc - ADR.......................... Advertising Agencies                          3.07
  4. American International Group, Inc............ Life/Health Insurance                         2.90
  5. American Greetings Corp...................... Consumer Products - Miscellaneous             2.80
  6. Penncorp Financial Group, Inc................ Life/Health Insurance                         2.68
  7. Johnson & Johnson............................ Drugs & Hospital Supplies                     2.57
  8. H&R Block, Inc............................... Financial Services                            2.52
  9. Mueller Industries, Inc...................... Non-Ferrous Metals                            2.52
 10. Echlin Inc................................... Automotive Parts & Equipment                  2.50

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio

                                 MARCH 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Diversified Operations............................       10.39
  2. Life/Health Insurance.............................        9.67
  3. Credit & Finance..................................        6.18
  4. Restaurants.......................................        5.50
  5. Automobiles.......................................        5.35
  6. Automotive Parts & Equipment......................        5.25
  7. Building & Construction Products..................        4.72
  8. Drugs & Hospital Supplies.........................        4.12
  9. Banks.............................................        3.64
 10. Oil & Natural Gas.................................        3.57

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Bank of New York Co., Inc. (The)............. Banks                                            3.64
  2. Fannie Mae................................... Credit & Finance                                 3.33
  3. American Greetings Corp...................... Consumer Products - Miscellaneous                3.30
  4. McDonald's Corp.............................. Restaurants                                      3.28
  5. Ford Motor Co................................ Automobiles                                      3.23
  6. United Technologies Corp. ................... Aerospace & Defense                              3.16
  7. Raychem Corp. ............................... Diversified Operations                           3.16
  8. H&R Block, Inc............................... Financial Services                               3.16
  9. J.C. Penny Co., Inc.......................... Retailing - Department Stores                    3.09
 10. Viad Corp.................................... Diversifed Operations                            3.06

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio

                                 MARCH 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Diversified Operations............................        7.02
  2. Commercial Services...............................        6.91
  3. Home Furnishings..................................        6.56
  4. Rental/Auto Equipment.............................        6.03
  5. Human Resources...................................        4.45
  6. Financial Services................................        4.43
  7. Retail - Restaurants..............................        4.29
  8. Non-Ferrous Metals................................        4.28
  9. Building & Housing................................        4.19
 10. Commercial Printing...............................        3.98

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Steiner Leisure Ltd.......................... Commercial Services                           5.75
  2. Butler International, Inc.................... Human Resources                               4.45
  3. Bowne & Co., Inc............................. Commercial Printing                           3.98
  4. Furniture Brands International, Inc.......... Home Furnishings                              3.94
  5. SPS Technologies, Inc........................ Diversified Operations                        3.90
  6. Jacor Communications, Inc.................... Radio                                         3.53
  7. Universal Stainless & Alloy Products, Inc.... Steel                                         3.46
  8. Data Transmission Network Corp............... Communications                                3.46
  9. Giant Cement Holding, Inc.................... Building & Housing                            3.43
 10. Budget Group, Inc., Class A.................. Rental/Auto Equipment                         3.41

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio

                                 MARCH 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Oil & Gas Exploration & Production................        5.22
  2. Satellite Broadcasting & Communications...........        5.11
  3. Real Estate Investment Trust......................        4.89
  4. Broadcasting/Cable................................        4.85
  5. European Telecommunication Services...............        4.85
  6. Chemicals.........................................        4.84
  7. Broadcasting......................................        4.84
  8. Auto & Auto Parts.................................        4.84
  9. Insurance.........................................        4.83
 10. Telecommunication Services........................        4.79

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                        PERCENT OF
RANK HOLDINGS                                                 INDUSTRY                  NET ASSETS
--------------------------------------------  ----------------------------------------  -------------
  1. Cross Timbers Oil Co.................... Oil & Gas Exploration & Production            5.22
  2. Orbital Sciences Corp................... Satellite Broadcasting & Communications       5.11
  3. Crescent Real Estate Equities Co........ Real Estate Investment Trust                  4.89
  4. Chancellor Media Corp................... Broadcasting/Cable                            4.85
  5. Vodafone Group plc - ADR................ European Telecommunication Services           4.85
  6. Crompton & Knowles Corp................. Chemicals                                     4.84
  7. Time Warner Inc......................... Broadcasting                                  4.84
  8. Citation Corp........................... Auto & Auto Parts                             4.84
  9. AEGON N.V............................... Insurance                                     4.83
 10. Cincinnati Bell, Inc.................... Telecommunication Services                    4.79

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio

                                 MARCH 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                            TOP INDUSTRY WEIGHTINGS

EQUITY
--------------------------------------------------------------------------------

                                                         PERCENT OF
RANK INDUSTRY                                            NET ASSETS
------------------------------------------------------  -------------
  1. Diversified Operations............................        6.40
  2. Life/Health Insurance.............................        4.43
  3. Financial Services................................        3.80
  4. Drugs & Hospital Supplies.........................        3.47
  5. Restaurants.......................................        2.83

LONG-TERM DEBT
---------------------------------------------------------------------
  1. U.S. Government Agency Obligations................       18.95
  2. U.S. Government Obligations.......................       18.21
  3. Corporate Obligations.............................       11.56

--------------------------------------------------------------------------------

                               TOP FIVE HOLDINGS*

EQUITY
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  ----------
  1. General Electric Co.......................... Diversified Operations                       1.51
  2. Viad Corp.................................... Diversified Operations                       1.48
  3. Texaco, Inc.................................. Oil & Natural Gas                            1.47
  4. Ford Motor Co................................ Automobiles                                  1.47
  5. McDonald's Corp.............................. Restaurants                                  1.47

LONG-TERM DEBT
-------------------------------------------------------------------------------------------------------
  1. U.S. Treasury Notes.......................... U.S. Government Obligations                 18.21
  2. Government National Mortgage Association..... U.S. Government Agency Obligations           8.89
  3. Federal Home Loan Mortgage Corporation....... U.S. Government Agency Obligations           5.63
  4. Federal National Mortgage Association........ U.S. Government Agency Obligations           4.43
  5. NationsBank Corp. ........................... Corporate Obligations                        2.26

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio

                                 MARCH 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF
RANK INDUSTRY                                           NET ASSETS
------------------------------------------------------  -------------
  1. Medical - Drugs...................................       13.34
  2. Multi-line Insurance..............................       10.31
  3. Money Center Banks................................        8.80
  4. Commercial Banks - Europe.........................        4.94
  5. Computer Services.................................        4.51
  6. Food, Miscellaneous/Diversified...................        3.81
  7. Cellular Telecommunications.......................        3.35
  8. Telephone - Integrated............................        3.14
  9. Consumer Products - Miscellaneous.................        2.97
 10. Telecommunication Equipment.......................        2.71

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                             PERCENT OF
RANK HOLDINGS                                                      INDUSTRY                  NET ASSETS
-------------------------------------------------  ----------------------------------------  -------------
  1. Unilever..................................... Consumer Products - Miscellaneous                2.97
  2. Mannesmann AG................................ Machinery - General Industry                     2.69
  3. Allianz AG................................... Multi-line Insurance                             2.30
  4. SmithKline Beecham plc....................... Medical - Drugs                                  2.27
  5. Credito Italiano S.p.A....................... Commercial Banks - Europe                        2.02
  6. Vodafone Group plc ADR....................... Cellular Telecommunications                      1.94
  7. Logica plc................................... Computer Services                                1.92
  8. AXA.......................................... Multi-line Insurance                             1.91
  9. Banco Popular Espanol, SA.................... Commercial Banks - Europe                        1.80
 10. Glaxo Wellcome plc........................... Medical - Drugs                                  1.80

-------
* The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------
                                                                   MARKET
   SHARES+                                                          VALUE

------------------------------------------------------------------------------
               COMMON STOCKS -- 99.37%
               BANKS - 8.38%
     130,000   Bank of New York Co., Inc. (The) .............  $     8,165,625
      50,000   Citicorp .....................................        7,100,000
      37,000   NationsBank Corp. ............................        2,698,687
                                                               ---------------
                                                                    17,964,312
                                                               ---------------

               CHEMICALS - DIVERSIFIED - 6.19%
     255,000   Monsanto Co. .................................       13,260,000
                                                               ---------------

               CHEMICALS - SPECIALTY - 2.29%
     170,000   Crompton & Knowles Corp.+++ ..................        4,919,375
                                                               ---------------

               COMPUTER SERVICES - 0.87%
      40,000   Sterling Commerce, Inc.*+++ ..................        1,855,000
                                                               ---------------

               COMPUTER SOFTWARE - 5.14%
     165,000   Computer Associates International, Inc. ......        9,528,750
     100,000   Summit Design, Inc.*++++ .....................        1,487,500
                                                               ---------------
                                                                    11,016,250
                                                               ---------------

               COMPUTERS - MEMORY DEVICES - 2.47%
     140,000   EMC Corp.* ...................................        5,293,750
                                                               ---------------
               COSMETICS & TOILETRIES - 2.02%
      50,000   Colgate-Palmolive Co.+++ .....................        4,331,250
                                                               ---------------

               DIVERSIFIED OPERATIONS - 6.70%
     100,000   General Electric Co. .........................        8,618,750
     105,000   Tyco International Ltd. ......................        5,735,625
                                                               ---------------
                                                                    14,354,375
                                                               ---------------

               DRUGS & HOSPITAL SUPPLIES - 11.21%
      15,000   Bristol-Myers Squibb Co. .....................        1,564,687
     140,000   Pfizer Inc. ..................................       13,956,250
      50,000   Warner-Lambert Co.+++ ........................        8,515,625
                                                               ---------------
                                                                    24,036,562
                                                               ---------------


------------------------------------------------------------------------------
                                                                   MARKET
   SHARES+                                                          VALUE

------------------------------------------------------------------------------

               ELECTRONICS - 14.70%
     130,000   Analog Devices, Inc.* ........................  $     4,322,500
     175,000   Intel Corp.+++ ...............................       13,660,937
     250,000   Texas Instruments, Inc.+++ ...................       13,531,250
                                                               ---------------
                                                                    31,514,687
                                                               ---------------

               FUNERAL SERVICES & RELATED ITEMS - 2.18%
     185,000   Loewen Group, Inc. (The) .....................        4,671,250
                                                               ---------------

               HOTELS & MOTELS - 0.44%
      50,000   Host Marriott Corp. ..........................          946,875
                                                               ---------------

               HOUSEHOLD PRODUCTS - 2.17%
     194,000   Dial Corp. (The) .............................        4,643,875
                                                               ---------------

               INVESTMENT MANAGMENT/ADVISOR SERVICE - 2.47%
     100,000   Franklin Resources, Inc. .....................        5,300,000
                                                               ---------------

               LIFE/HEALTH INSURANCE - 1.98%
      75,000   Conseco, Inc. ................................        4,246,875
                                                               ---------------

               MULTIMEDIA - 3.16%
      75,000   News Corp. Ltd. (The) ........................        2,020,313
      66,000   Time Warner Inc. .............................        4,752,000
                                                               ---------------
                                                                     6,772,313
                                                               ---------------

               NETWORKING PRODUCTS - 6.73%
      40,000   Adaptec, Inc.*++ .............................          785,000
     200,000   Cisco Systems, Inc.* .........................       13,675,000
                                                               ---------------
                                                                    14,460,000
                                                               ---------------

               OIL & GAS DRILLING - 1.15%
     100,000   Global Marine Inc.* ..........................        2,475,000
                                                               ---------------

               PAPER & PAPER RELATED PRODUCTS - 1.92%
      90,000   Fort James Corp. .............................        4,123,125
                                                               ---------------

               RETAILING - DEPARTMENT STORES - 1.24%
      35,000   J.C. Penney Co., Inc. ........................        2,649,063
                                                               ---------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------
                                                                   MARKET
   SHARES+                                                          VALUE

------------------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)

               RETAILING - GROCERY STORES - 3.32%
      50,000   Kroger Co.* ..................................  $     2,309,375
     130,000   Safeway Inc.* ................................        4,801,875
                                                               ---------------
                                                                     7,111,250
                                                               ---------------

               RETAILING - RESTAURANTS - 0.09%
      10,000   Consolidated Products Inc.* ..................          192,500
                                                               ---------------
               TELECOMMUNICATIONS - 11.40%
      70,000   AirTouch Communications, Inc.* ...............        3,425,625
      90,000   Alcatel Alsthom ADR ..........................        3,420,000
     275,000   Cincinnati Bell, Inc. ........................        9,796,875
     128,300   DSP Communications, Inc.*++++ ................        2,189,118
     130,000   WorldCom, Inc.* ..............................        5,598,125
                                                               ---------------
                                                                    24,429,743
                                                               ---------------

               TOYS - 1.15%
      70,000   Hasbro, Inc.++ ...............................        2,471,875
                                                               ---------------
               Total Common Stocks
                 (cost - $173,282,914) ......................      213,039,305
                                                               ---------------


------------------------------------------------------------------------------
                                                                   MARKET
   SHARES                                                           VALUE

------------------------------------------------------------------------------

               SHORT-TERM INVESTMENT -- 0.82%
               INVESTMENT COMPANY - 0.82%
   1,751,468   The Milestone Funds Treasury Obligations
                 Portfolio, Institutional Shares**++++ (cost
                 - $1,751,468) ..............................  $     1,751,468
                                                               ---------------
               Total Investments -- 100.19%
                 (cost - $175,034,382) ......................      214,790,773
               Liabilities in excess of other
                 assets -- (0.19)% ..........................        (417,845)
                                                               ---------------
               Net Assets -- 100.00% ........................  $   214,372,928
                                                               ---------------
                                                               ---------------

---------
+    Unless otherwise indicated all common stocks are ranked five stars.
++   Currently ranked three stars.
+++  Currently ranked four stars.
++++ Not ranked by STARS.
*    Non-income producing security.
**   Money market fund.

S&P STARS RANKINGS:
Five stars - Buy - Expected to be among the best performers over the next twelve months and to rise in price.
Four stars - Accumulate - Expected to be an above-average performer.
Three stars - Hold - Expected to be an average performer.
Two stars - Avoid - Expected to be a below average performer.
One star - Sell - Expected to be a well-below-average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 87.76%

                ADVERTISING AGENCIES - 3.07%
    20,000      WPP Group plc - ADR ..............................  $ 1,160,000
                                                                    -----------
                AEROSPACE & DEFENSE - 3.63%
    11,600      Boeing Co. (The) .................................      604,650
     8,300      United Technologies Corp. ........................      766,194
                                                                    -----------
                                                                      1,370,844
                                                                    -----------

                AUTOMOTIVE PARTS & EQUIPMENT - 3.01%
    18,000      Echlin Inc. ......................................      943,875
     3,500      TRW Inc. .........................................      192,937
                                                                    -----------
                                                                      1,136,812
                                                                    -----------

                AVIATION PARTS - 1.99%
    50,000      Aviall, Inc.* ....................................      750,000
                                                                    -----------
                BANKS - 2.88%
    19,000      City National Corp. ..............................      722,000
     7,250      Summit Bancorp ...................................      362,953
                                                                    -----------
                                                                      1,084,953
                                                                    -----------

                BUILDING & CONSTRUCTION PRODUCTS - 2.07%
     9,000      Armstrong World Industries, Inc. .................      779,062
                                                                    -----------

                COMPUTERS & OFFICE EQUIPMENT - 2.00%
    15,000      Pitney Bowes, Inc. ...............................      752,812
                                                                    -----------

                CONSUMER PRODUCTS - MISCELLANEOUS - 2.80%
    23,000      American Greetings Corp. .........................    1,058,000
                                                                    -----------

                CREDIT & FINANCE - 4.96%
    14,000      SLM Holding Corp. ................................      610,750
    21,000      Travelers Group, Inc. ............................    1,260,000
                                                                    -----------
                                                                      1,870,750
                                                                    -----------

                DIVERSIFIED OPERATIONS - 1.41%
    12,000      Corning Inc. .....................................      531,000
                                                                    -----------

------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                             VALUE
-------------------------------------------------------------------------------
                DRUGS & HOSPITAL SUPPLIES - 5.98%
     8,400      Abbott Laboratories ..............................  $   632,625
    13,200      Johnson & Johnson ................................      967,725
    15,000      Pharmacia & Upjohn, Inc. .........................      656,250
                                                                    -----------
                                                                      2,256,600
                                                                    -----------

                ELECTRONICS - 1.66%
    11,600      Texas Instruments, Inc. ..........................      627,850
                                                                    -----------

                ENTERTAINMENT & LEISURE - 0.71%
     7,700      Brunswick Corp. ..................................      268,537
                                                                    -----------

                FINANCIAL SERVICES - 7.87%
     7,200      American Express Co. .............................      661,050
    20,000      H&R Block, Inc. ..................................      951,250
     9,735      Morgan Stanley, Dean Witter, Discover and Co. ....      709,438
    16,100      PaineWebber Group Inc. ...........................      646,013
                                                                    -----------
                                                                      2,967,751
                                                                    -----------

                FOOD & BEVERAGE - 1.63%
    12,700      Dole Food Co., Inc. ..............................      614,363
                                                                    -----------

                FUNERAL SERVICES & RELATED ITEMS - 1.34%
    20,000      Loewen Group, Inc. (The) .........................      505,000
                                                                    -----------

                GOLF - 2.31%
    30,000      Callaway Golf Co. ................................      870,000
                                                                    -----------

                HOME FURNISHINGS - 3.41%
    40,000      Furniture Brands International, Inc.* ............    1,287,500
                                                                    -----------

                HOUSEHOLD PRODUCTS - 2.18%
    34,400      Dial Corp. (The) .................................      823,450
                                                                    -----------

                LIFE/HEALTH INSURANCE - 9.90%
     8,700      American International Group, Inc. ...............    1,095,656
    10,000      Conseco Inc. .....................................      566,250
     8,500      Equitable Companies Inc. (The) ...................      479,719
    35,000      Penncorp Financial Group, Inc. ...................    1,010,625
    23,300      USF&G Corp. ......................................      581,044
                                                                    -----------
                                                                      3,733,294
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                             VALUE
-------------------------------------------------------------------------------

          COMMON STOCKS (CONTINUED)

                MEDICAL INSTRUMENTS - 1.52%
    10,000      Beckman Instruments, Inc. ........................  $   573,125
                                                                    -----------

                MEDICAL SERVICES - 0.79%
     9,200      Columbia/HCA Healthcare Corp. ....................      296,700
                                                                    -----------
                NON-FERROUS METALS - 2.52%
    15,000      Mueller Industries, Inc.* ........................      949,688
                                                                    -----------

                OIL & NATURAL GAS - 3.72%
     8,400      Mobil Corp. ......................................      643,650
    12,600      Texaco Inc. ......................................      759,150
                                                                    -----------
                                                                      1,402,800
                                                                    -----------
                PAPER & PAPER RELATED PRODUCTS - 1.84%
    38,500      P.H. Glatfelter Co. ..............................      695,406
                                                                    -----------
                PUBLISHING - BOOKS - 1.81%
     9,000      McGraw-Hill Companies, Inc. ......................      684,563
                                                                    -----------
                PUBLISHING - NEWSPAPER - 1.97%
     1,400      Washington Post Co. ..............................      744,538
                                                                    -----------
                TELECOMMUNICATIONS - 6.91%
    25,000      Cincinnati Bell, Inc. ............................      890,625
    25,000      CommScope, Inc.* .................................      360,938
    25,000      MasTec, Inc.* ....................................      787,500
    13,000      SBC Communications, Inc. .........................      567,125
                                                                    -----------
                                                                      2,606,188
                                                                    -----------

                TOYS - 1.87%
    20,000      Hasbro, Inc. .....................................      706,250
                                                                    -----------
                Total Common Stocks
                  (cost - $25,875,129) ...........................   33,107,836
                                                                    -----------
------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 11.13%

                INVESTMENT COMPANIES - 0.07%
     2,025      Automated Government Money Trust** ...............  $     2,025
    23,015      The Milestone Funds Treasury Obligations
                  Portfolio, Institutional Shares** ..............       23,015
                                                                    -----------
                Total Investment Companies
                  (cost - $25,040) ...............................       25,040
                                                                    -----------

   PRINCIPAL
    AMOUNT
    (000'S)
---------------

                U.S. GOVERNMENT AGENCY OBLIGATION - 11.06%
     $4,175     Federal Home Loan Bank Discount Notes, 5.700%,
                  04/01/98
                  (cost - $4,175,000) ............................    4,175,000
                                                                    -----------
                Total Short-Term Investments
                  (cost - $4,200,040) ............................    4,200,040
                                                                    -----------
                Total Investments -- 98.89%
                  (cost - $30,075,169) ...........................   37,307,876
                Other assets in excess of liabilities -- 1.11% ...      419,413
                                                                    -----------
                Net Assets -- 100.00% ............................  $37,727,289
                                                                    -----------
                                                                    -----------

---------
ADR American Depositary Receipts.
*    Non-income producing security.
**   Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 93.33%

                ADVERTISING AGENCIES - 3.03%
    11,000      WPP Group plc - ADR ..............................  $   638,000
                                                                    -----------
                AEROSPACE & DEFENSE - 3.16%
     7,200      United Technologies Corp. ........................      664,650
                                                                    -----------

                AUTOMOBILES - 5.35%
    10,500      Ford Motor Co. ...................................      680,531
     6,600      General Motors Corp. .............................      445,087
                                                                    -----------
                                                                      1,125,618
                                                                    -----------

                AUTOMOTIVE PARTS & EQUIPMENT - 5.25%
    12,700      Genuine Parts Co. ................................      484,187
     8,200      Goodyear Tire & Rubber Co. (The) .................      621,150
                                                                    -----------
                                                                      1,105,337
                                                                    -----------
                BANKS - 3.64%
    12,200      Bank of New York Co., Inc. (The) .................      766,312
                                                                    -----------
                BUILDING & CONSTRUCTION PRODUCTS - 4.72%
     7,100      Armstrong World Industries, Inc. .................      614,594
     7,000      USG Corp.* .......................................      379,312
                                                                    -----------
                                                                        993,906
                                                                    -----------

                COMPUTERS - 1.73%
     3,500      International Business Machines Corp. ............      363,563
                                                                    -----------
                COMPUTERS & OFFICE EQUIPMENT - 2.58%
     5,100      Xerox Corp. ......................................      542,831
                                                                    -----------

                CONSUMER PRODUCTS - MISCELLANEOUS - 3.30%
    15,100      American Greetings Corp. .........................      694,600
                                                                    -----------
                CREDIT & FINANCE - 6.18%
    11,100      Fannie Mae .......................................      702,075
    10,000      Travelers Group, Inc. ............................      600,000
                                                                    -----------
                                                                      1,302,075
                                                                    -----------

------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                DIVERSIFIED OPERATIONS - 10.39%
     9,300      Corning Inc. .....................................  $   411,525
     5,400      General Electric Co. .............................      465,412
    16,000      Raychem Corp. ....................................      665,000
    26,600      Viad Corp. .......................................      645,050
                                                                    -----------
                                                                      2,186,987
                                                                    -----------

                DRUGS & HOSPITAL SUPPLIES - 4.12%
     7,400      Baxter International Inc. ........................      407,925
     4,400      Bristol-Myers Squibb Co. .........................      458,975
                                                                    -----------
                                                                        866,900
                                                                    -----------

                ELECTRICAL EQUIPMENT - 1.27%
     2,600      Grainger (W.W.), Inc. ............................      267,312
                                                                    -----------

                ELECTRONICS - 1.78%
     4,800      Intel Corp. ......................................      374,700
                                                                    -----------

                FINANCIAL SERVICES - 3.16%
    14,000      H&R Block, Inc. ..................................      665,875
                                                                    -----------

                HOUSEHOLD PRODUCTS - 2.65%
    23,300      Dial Corp. (The) .................................      557,744
                                                                    -----------

                LIFE/HEALTH INSURANCE - 9.67%
     9,350      Aon Corp. ........................................      605,413
    11,200      Equitable Companies Inc. (The) ...................      632,100
    13,000      Humana, Inc.* ....................................      322,563
    19,100      USF&G Corp. ......................................      476,306
                                                                    -----------
                                                                      2,036,382
                                                                    -----------

                OIL & NATURAL GAS - 3.57%
     2,200      Atlantic Richfield Co. ...........................      172,975
     9,600      Texaco Inc. ......................................      578,400
                                                                    -----------
                                                                        751,375
                                                                    -----------

                PAPER & PAPER RELATED PRODUCTS - 2.88%
    12,100      Kimberly-Clark Corp. .............................      606,513
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE

------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                RESTAURANTS - 5.50%
    11,500      McDonald's Corp. .................................  $   690,000
    21,000      Wendy's International, Inc. ......................      468,563
                                                                    -----------
                                                                      1,158,563
                                                                    -----------
                RETAILING - DEPARTMENT STORES - 3.09%
     8,600      J.C. Penney Co., Inc. ............................      650,913
                                                                    -----------
                SAVINGS & LOAN - 2.18%
     6,390      Washington Mutual, Inc. ..........................      458,283
                                                                    -----------

                TOBACCO - 2.62%
    13,250      Philip Morris Cos. Inc. ..........................      552,359
                                                                    -----------

                TOYS - 1.51%
     9,000      Hasbro, Inc. .....................................      317,813
                                                                    -----------
                Total Common Stocks
                  (cost - $14,010,988) ...........................   19,648,611
                                                                    -----------

                SHORT-TERM INVESTMENTS -- 6.96%

                INVESTMENT COMPANY - 0.31%
    65,620      The Milestone Funds Treasury Obligations
                  Portfolio, Institutional Shares**
                  (cost - $65,620) ...............................       65,620
                                                                    -----------


------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                            MARKET
    (000'S)                                                            VALUE

------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY OBLIGATION - 6.65%
     $1,400     Federal Home Loan Mortgage Corp. Discount Notes,
                  5.700%, 04/01/98
                  (cost - $1,400,000) ............................  $ 1,400,000
                                                                    -----------
                Total Short-Term Investments
                  (cost - $1,465,620) ............................    1,465,620
                                                                    -----------
                Total Investments -- 100.29%
                  (cost - $15,476,608) ...........................   21,114,231
                Liabilities in excess of other assets --
                  (0.29)% ........................................      (60,126)
                                                                    -----------
                Net Assets -- 100.00% ............................  $21,054,105
                                                                    -----------
                                                                    -----------

---------
ADR American Depositary Receipts.
*    Non-income producing security.
**   Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

 ------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                               VALUE
 ------------------------------------------------------------------------------
                  EQUITY SECURITIES -- 94.82%
                  COMMON STOCKS - 92.61%
                  BANKS - 2.32%
         50,200   Bay View Capital Corp. ...........................  $ 1,744,450
                                                                      -----------
                  BROADCASTING - 1.55%
        124,300   Four Media Co.* ..................................    1,165,312
                                                                      -----------

                  BUILDING & HOUSING - 4.19%
         21,100   Elcor Corp. ......................................      567,212
         96,500   Giant Cement Holding, Inc.* ......................    2,581,375
                                                                      -----------
                                                                        3,148,587
                                                                      -----------
                  CHEMICALS & FERTILIZERS - 2.72%
         19,500   Lilly Industries, Inc., Class A ..................      385,125
        243,900   U.S. Home & Garden Inc.* .........................    1,661,569
                                                                      -----------
                                                                        2,046,694
                                                                      -----------
                  COMMERCIAL PRINTING - 3.98%
         72,300   Bowne & Co., Inc. ................................    2,991,412
                                                                      -----------
                  COMMERCIAL SERVICES - 6.91%
         40,350   COMARCO, Inc.* ...................................      870,047
         85,200   Steiner Leisure Ltd.* ............................    4,329,225
                                                                      -----------
                                                                        5,199,272
                                                                      -----------
                  COMMUNICATIONS - 3.46%
         75,400   Data Transmission Network Corp.* .................    2,601,300
                                                                      -----------

                  DIVERSIFIED OPERATIONS - 7.02%
        129,800   Alyn Corp.* ......................................    1,127,637
         77,000   Griffon Corp.* ...................................    1,222,375
         54,400   SPS Technologies, Inc.* ..........................    2,934,200
                                                                      -----------
                                                                        5,284,212
                                                                      -----------

                  DRUGS & HOSPITAL SUPPLIES - 2.01%
        165,000   Global Pharmaceutical Corp.* .....................      732,188
        106,200   HumaScan Inc.* ...................................      783,225
                                                                      -----------
                                                                        1,515,413
                                                                      -----------

 ------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  ELECTRONICS - 0.82%
         26,100   Cubic Corp. ......................................  $   613,350
                                                                      -----------

                  FINANCIAL SERVICES - 4.43%
        110,800   Aames Financial Corp. ............................    1,537,350
         35,900   Bank United Corp., Class A .......................    1,795,000
                                                                      -----------
                                                                        3,332,350
                                                                      -----------

                  FOOD - MEAT PRODUCTS - 0.56%
        100,000   Hibernia Foods plc - ADR* ........................      418,750
                                                                      -----------

                  FOOD - MISCELLANEOUS/DIVERSIFIED - 2.15%
         48,600   International Home Foods, Inc.* ..................    1,615,950
                                                                      -----------

                  HOME FURNISHINGS - 6.56%
         92,000   Furniture Brands International, Inc.* ............    2,961,250
         52,000   Triangle Pacific Corp.* ..........................    1,976,000
                                                                      -----------
                                                                        4,937,250
                                                                      -----------

                  HUMAN RESOURCES - 4.45%
        152,000   Butler International, Inc.* ......................    3,344,000
                                                                      -----------

                  MACHINERY - CONSTRUCTION & MINING - 2.52%
         70,000   Terex Corp.* .....................................    1,894,375
                                                                      -----------

                  MEDICAL SUPPLIES - 1.11%
        110,000   Novametrix Medical Systems Inc.* .................      838,750
                                                                      -----------

                  NON-FERROUS METALS - 4.28%
         58,900   Chase Industries, Inc.* ..........................    1,822,219
         22,100   Mueller Industries, Inc.* ........................    1,399,206
                                                                      -----------
                                                                        3,221,425
                                                                      -----------

                  OIL & GAS - 1.10%
         25,000   Equitable Resources, Inc. ........................      831,250
                                                                      -----------

                  PAPER & PAPER RELATED PRODUCTS - 1.89%
         78,900   P.H. Glatfelter Co. ..............................    1,425,131
                                                                      -----------

                  RADIO - 3.53%
         45,000   Jacor Communications, Inc.* ......................    2,655,000
                                                                      -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

 ------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                               VALUE
---------------------------------------------------------------------------------

            EQUITY SECURITIES (CONTINUED)

                  REAL ESTATE INVESTMENT TRUST - 2.94%
         20,000   Glenborough Realty Trust, Inc. ...................  $   582,500
        102,000   Sunstone Hotel Investors, Inc. ...................    1,632,000
                                                                      -----------
                                                                        2,214,500
                                                                      -----------
                  RENTAL/AUTO EQUIPMENT - 6.03%
         68,450   Budget Group, Inc., Class A* .....................    2,566,875
         39,100   Dollar Thrifty Automotive Group, Inc.* ...........      879,750
         42,000   United Rentals, Inc.* ............................    1,092,000
                                                                      -----------
                                                                        4,538,625
                                                                      -----------

                  RESORTS - 1.53%
         47,900   Silverleaf Resorts, Inc.* ........................    1,152,594
                                                                      -----------
                  RETAIL - RESTAURANTS - 4.29%
        107,000   Apple South, Inc. ................................    1,584,938
         84,800   Foodmaker, Inc.* .................................    1,643,000
                                                                      -----------
                                                                        3,227,938
                                                                      -----------

                  STEEL - 3.46%
        186,000   Universal Stainless & Alloy Products, Inc.* ......    2,604,000
                                                                      -----------

                  TELECOMMUNICATIONS - 1.12%
         32,800   Davel Communications Group, Inc.* ................      840,500
                                                                      -----------
                  TEXTILES - 0.14%
         62,000   Frenchtex, Inc.* .................................      102,688
                                                                      -----------

                  TRANSPORT - 2.24%
         11,000   Celadon Group, Inc.* .............................      162,250
         39,500   Varlen Corp. .....................................    1,520,750
                                                                      -----------
                                                                        1,683,000
                                                                      -----------

                  WIRE & CABLE PRODUCTS - 3.30%
         62,900   Essex International, Inc.* .......................    2,484,550
                                                                      -----------
                  Total Common Stocks
                    (cost - $50,550,161) ...........................   69,672,628
                                                                      -----------
 ------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  PREFERRED STOCKS - 2.21%

                  DRUGS & HOSPITAL SUPPLIES - 1.13%
          5,000   Global Pharmaceutical Corp. Convertible Series
                    A ..............................................  $   806,738
            260   Global Pharmaceutical Corp. Convertible Series
                    B ..............................................       41,950
                                                                      -----------
                                                                          848,688
                                                                      -----------

                  FOOD - MEAT PRODUCTS - 1.08%
          7,000   Hibernia Foods plc - ADR Convertible Series A ....      814,240
                                                                      -----------
                  Total Preferred Stocks
                    (cost - $1,226,000) ............................    1,662,928
                                                                      -----------
                  Total Equity Securities
                    (cost - $51,776,161) ...........................   71,335,556
                                                                      -----------

                  SHORT-TERM INVESTMENT -- 3.95%

                  INVESTMENT COMPANY - 3.95%
      2,972,966   The Milestone Funds Treasury Obligations
                    Portfolio, Institutional Shares**
                    (cost - $2,972,966) ............................    2,972,966
                                                                      -----------
                  Total Investments -- 98.77%
                    (cost - $54,749,127) ...........................   74,308,522
                  Other assets in excess of liabilities -- 1.23% ...      926,609
                                                                      -----------
                  Net Assets -- 100.00% ............................  $75,235,131
                                                                      -----------
                                                                      -----------

---------
ADR American Depositary Receipts.
*    Non-income producing security.
**   Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

 ------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                               VALUE
 ------------------------------------------------------------------------------
                  COMMON STOCKS -- 96.30%
                  AUTO & AUTO PARTS - 4.84%
         15,700   Citation Corp.* ..................................  $   352,269
                                                                      -----------
                  BROADCASTING - 4.84%
          4,900   Time Warner Inc. .................................      352,800
                                                                      -----------
                  BROADCASTING/CABLE - 4.85%
          7,700   Chancellor Media Corp.* ..........................      353,238
                                                                      -----------
                  CHEMICALS - 4.84%
         12,200   Crompton & Knowles Corp. .........................      353,037
                                                                      -----------
                  COMPUTER SCIENCES - 4.69%
         10,300   Affiliated Computer Services, Inc.* ..............      341,831
                                                                      -----------
                  COMPUTER SERVICES - 4.74%
          9,800   BISYS Group, Inc. (The)* .........................      345,450
                                                                      -----------
                  EUROPEAN TELECOMMUNICATION SERVICES - 4.85%
          3,400   Vodafone Group plc - ADR .........................      353,175
                                                                      -----------
                  FOOD-MISCELLANEOUS/DIVERSIFIED - 0.21%
            600   Vlasic Foods International Inc.*+ ................       15,338
                                                                      -----------

                  GOVERNMENT-SPONSORED ENTERPRISES - 4.77%
          5,500   Fannie Mae .......................................      347,875
                                                                      -----------
                  HOME SHOPPING/CATALOG - 4.62%
          8,500   Cendant Corp.* ...................................      336,812
                                                                      -----------

                  INSURANCE - 4.83%
          2,900   AEGON N.V. .......................................      351,806
                                                                      -----------
                  MID-CAP BANKS - 4.74%
          6,900   Summit Bancorp. ..................................      345,431
                                                                      -----------

                  OIL & GAS EXPLORATION & PRODUCTION - 5.22%
         18,900   Cross Timbers Oil Co. ............................      380,363
                                                                      -----------

                  PACKAGED FOOD - 4.67%
          6,000   Campbell Soup Co. ................................      340,500
                                                                      -----------

 ------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  PHARMACEUTICALS - 4.67%
          2,000   Warner-Lambert Co. ...............................  $   340,625
                                                                      -----------

                  REAL ESTATE INVESTMENT TRUST - 4.89%
          9,900   Crescent Real Estate Equities Co. ................      356,400
                                                                      -----------

                  SATELLITE BROADCASTING & COMMUNICATIONS - 5.11%
          8,300   Orbital Sciences Corp.* ..........................      372,462
                                                                      -----------

                  SERVICES/FACILITIES - 4.71%
          8,000   Health Care and Retirement Corp.* ................      343,500
                                                                      -----------

                  SPECIALTY RETAILING/HARD & SOFT LINES - 4.77%
          6,000   Williams-Sonoma, Inc.* ...........................      347,250
                                                                      -----------

                  TELECOMMUNICATION SERVICES - 4.79%
          9,800   Cincinnati Bell, Inc. ............................      349,125
                                                                      -----------

                  WHOLESALE DISTRIBUTION - 4.65%
          8,800   Tech Data Corp.* .................................      338,800
                                                                      -----------
                  Total Common Stocks
                    (cost - $6,518,432) ............................    7,018,087
                                                                      -----------

                  SHORT-TERM INVESTMENT -- 2.79%

                  INVESTMENT COMPANY - 2.79%
        203,374   The Milestone Funds Treasury Obligations
                    Portfolio, Institutional Shares**+
                    (cost - $203,374) ..............................      203,374
                                                                      -----------
                  Total Investments -- 99.09%
                    (cost - $6,721,806) ............................    7,221,461
                  Other assets in excess of liabilities -- 0.91% ...       66,079
                                                                      -----------
                  Net Assets -- 100.00% ............................  $ 7,287,540
                                                                      -----------
                                                                      -----------

---------
ADR American Depositary Receipts.
*    Non-income producing security.
**   Money market fund.
+    Not a Focus List selection at March 31, 1998.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                                             VALUE
------------------------------------------------------------------------------
                EQUITY SECURITIES -- 50.03%

                ADVERTISING AGENCIES - 1.42%
     2,800      WPP Group plc - ADR ..............................  $   162,400
                                                                    -----------

                AEROSPACE & DEFENSE - 1.37%
     1,700      United Technologies Corp. ........................      156,931
                                                                    -----------
                AUTOMOBILES - 2.59%
     2,600      Ford Motor Co. ...................................      168,512
     1,900      General Motors Corp. .............................      128,131
                                                                    -----------
                                                                        296,643
                                                                    -----------
                AUTOMOTIVE PARTS & EQUIPMENT - 2.76%
     3,900      Genuine Parts Co. ................................      148,566
     2,200      Goodyear Tire & Rubber Co. (The) .................      166,650
                                                                    -----------
                                                                        315,216
                                                                    -----------
                BANKS - 1.37%
     2,500      Bank of New York Co., Inc. (The) .................      157,031
                                                                    -----------
                BUILDING & CONSTRUCTION PRODUCTS - 1.44%
     1,900      Armstrong World Industries, Inc. .................      164,469
                                                                    -----------

                COMMERCIAL PRINTING - 0.58%
     1,600      Bowne & Co., Inc. ................................       66,200
                                                                    -----------
                COMMERCIAL SERVICES - 0.80%
     1,800      Steiner Leisure Ltd.* ............................       91,462
                                                                    -----------
                COMPUTERS & OFFICE EQUIPMENT - 1.40%
     1,500      Xerox Corp. ......................................      159,656
                                                                    -----------
                CONSUMER PRODUCTS - MISCELLANEOUS - 1.33%
     3,300      American Greetings Corp. .........................      151,800
                                                                    -----------

                COSMETICS & TOILETRIES - 1.27%
     2,900      Kimberly-Clark Corp. .............................      145,362
                                                                    -----------
                CREDIT & FINANCE - 2.64%
     2,400      Fannie Mae .......................................      151,800
     2,500      Travelers Group, Inc. ............................      150,000
                                                                    -----------
                                                                        301,800
                                                                    -----------

------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                             VALUE
-------------------------------------------------------------------------------

                DIVERSIFIED OPERATIONS - 6.40%
     3,700      Corning Inc. .....................................  $   163,725
     2,000      General Electric Co. .............................      172,375
     3,500      Raychem Corp. ....................................      145,469
     1,500      SPS Technologies, Inc.* ..........................       80,906
     7,000      Viad Corp. .......................................      169,750
                                                                    -----------
                                                                        732,225
                                                                    -----------

                DRUGS & HOSPITAL SUPPLIES - 3.47%
     2,600      Baxter International, Inc. .......................      143,325
     1,300      Bristol-Myers Squibb Co. .........................      135,606
    12,700      Global Pharmaceutical Corp.* .....................       56,356
     8,300      HumaScan Inc.* ...................................       61,212
                                                                    -----------
                                                                        396,499
                                                                    -----------

                ELECTRICAL EQUIPMENT - 0.90%
     1,000      Grainger (W.W.), Inc. ............................      102,813
                                                                    -----------

                ELECTRONICS - 0.96%
     1,400      Intel Corp. ......................................      109,288
                                                                    -----------

                FINANCIAL SERVICES - 3.80%
     4,300      Data Transmission Network Corp.* .................      148,350
     3,000      H&R Block, Inc. ..................................      142,687
     2,000      Washington Mutual, Inc. ..........................      143,437
                                                                    -----------
                                                                        434,474
                                                                    -----------

                HOUSEHOLD PRODUCTS - 1.38%
     6,600      Dial Corp. (The) .................................      157,988
                                                                    -----------

                HUMAN RESOURCES - 0.65%
     3,400      Butler International Inc.* .......................       74,800
                                                                    -----------

                LIFE/HEALTH INSURANCE - 4.43%
     2,300      Aon Corp. ........................................      148,925
     2,500      Equitable Companies Inc. (The) ...................      141,094
     5,500      Humana, Inc.* ....................................      136,469
     3,200      USF&G Corp. ......................................       79,800
                                                                    -----------
                                                                        506,288
                                                                    -----------

                NON-FERROUS METALS - 0.94%
     1,700      Mueller Industries, Inc.* ........................      107,631
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                             VALUE
-------------------------------------------------------------------------------

          EQUITY SECURITIES (CONTINUED)

                OIL & NATURAL GAS - 1.47%
     2,800      Texaco, Inc. .....................................  $   168,700
                                                                    -----------
                RENTAL/AUTO EQUIPMENT - 1.33%
     3,300      Hertz Corp. ......................................      151,800
                                                                    -----------
                RESTAURANTS - 2.83%
     2,800      McDonald's Corp. .................................      168,000
     7,000      Wendy's International, Inc. ......................      156,188
                                                                    -----------
                                                                        324,188
                                                                    -----------
------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                                             VALUE
-------------------------------------------------------------------------------
                RETAILING - DEPARTMENT STORES - 1.12%
     1,700      J.C. Penney Co., Inc. ............................  $   128,669
                                                                    -----------

                TOBACCO - 1.38%
     3,800      Philip Morris Cos. Inc. ..........................      158,413
                                                                    -----------
                Total Equity Securities
                  (cost - $5,086,580) ............................    5,722,746
                                                                    -----------

   PRINCIPAL
    AMOUNT                                                            INTEREST           MATURITY
    (000'S)                                                            RATE(S)           DATE(S)           VALUE
---------------                                                     -------------   ------------------  -----------
                LONG-TERM DEBT INVESTMENTS -- 48.72%

                CORPORATE OBLIGATIONS - 11.56%
                BANKS - 3.13%
     $ 100      Firstar Bank Milwaukee, Senior Notes .............         6.250%           12/01/2002      100,250
       250      NationsBank Corp., Senior Notes ..................         7.000            05/15/2003      258,125
                                                                                                        -----------
                                                                                                            358,375
                                                                                                        -----------
                FINANCIAL - 2.22%
       100      Associates Corp. N.A., Senior Notes ..............         6.625            06/15/2005      102,000
        75      International Lease Finance Corp. ................         6.125            11/01/1999       74,967
        75      Morgan Stanley, Dean Witter, Discover & Co. ......         6.750            03/04/2003       76,781
                                                                                                        -----------
                                                                                                            253,748
                                                                                                        -----------

                INDUSTRIAL - 4.21%
        75      Anheuser Busch Cos. Inc. .........................         6.750            06/01/2005       76,031
       100      Gap, Inc. ........................................         6.900            09/15/2007      104,000
        75      Hoechst-Celanese Corp. ...........................         6.125            02/01/2004       74,719
        75      Pepsico Inc. .....................................         5.750            01/02/2003       74,531
       150      Union Camp Corp. .................................         6.500            11/15/2007      152,250
                                                                                                        -----------
                                                                                                            481,531
                                                                                                        -----------

                TOBACCO - 0.66%
        75      Philip Morris Cos. Inc. ..........................         7.375            02/15/1999       75,844
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                            INTEREST           MATURITY
    (000'S)                                                            RATE(S)           DATE(S)           VALUE
-------------------------------------------------------------------------------------------------------------------

        LONG-TERM DEBT INVESTMENTS (CONTINUED)

                UTILITY - ELECTRIC - 1.34%
     $  75      Central Power & Light Co., Series FF .............         6.875%           02/01/2003  $    77,250
        75      Pacific Gas & Electric Co., Series 93-G ..........         6.250            03/01/2004       75,563
                                                                                                        -----------
                                                                                                            152,813
                                                                                                        -----------
                Total Corporate Obligations (cost -
                $1,332,200) ......................................                                        1,322,311
                                                                                                        -----------

                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.95%
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.63%
       645      Federal Home Loan Mortgage Corporation ...........   5.500-7.000     03/26/04-05/01/26      643,496
                                                                                                        -----------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.43%
       501      Federal National Mortgage Association ............   6.000-8.000     12/01/08-03/01/28      507,161
                                                                                                        -----------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 8.89%
       994      Government National Mortgage Association .........   6.000-8.500     09/15/24-02/15/28    1,017,223
                                                                                                        -----------
                Total U.S. Government Agency Obligations (cost -
                $2,178,509) ......................................                                        2,167,880
                                                                                                        -----------

                U.S. GOVERNMENT OBLIGATIONS -- 18.21%
                U.S. TREASURY NOTES - 18.21%
     2,050      U.S. Treasury Notes (cost - $2,092,852) ..........   5.625-6.250     09/30/00-08/15/23    2,083,512
                                                                                                        -----------
                Total Long-Term Debt Investments (cost -
                $5,603,561) ......................................                                        5,573,703
                                                                                                        -----------

    SHARES
---------------
                SHORT-TERM INVESTMENT -- 3.14%

                INVESTMENT COMPANY - 3.14%
   359,867      The Milestone Funds Treasury Obligations Portfolio, Institutional Shares** (cost -
                  $359,867) ..........................................................................      359,867
                                                                                                        -----------
                Total Investments -- 101.89% (cost - $11,050,008) ....................................   11,656,316
                Liabilities in excess of other assets -- (1.89)% .....................................     (216,604)
                                                                                                        -----------
                Net Assets -- 100.00% ................................................................  $11,439,712
                                                                                                        -----------
                                                                                                        -----------

---------
ADR        American Depositary Receipts.
*          Non-income producing security.
**         Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------
                                                                    MARKET
  SHARES                                                            VALUE
------------------------------------------------------------------------------

             COMMON STOCKS -- 86.53%

             DENMARK - 2.82%
             FOOD, MISCELLANEOUS/DIVERSIFIED - 1.14%
     1,400   Danisco AS ......................................  $       91,948
                                                                --------------
             MEDICAL - DRUGS - 1.68%
       800   Novo-Nordisk AS, Class B ........................         136,178
                                                                --------------
             Total Denmark (cost - $204,392) .................         228,126
                                                                --------------
             FINLAND - 2.67%
             MULTI-LINE INSURANCE - 1.61%
     2,800   Pohjola Insurance Co., Class B ..................         129,710
                                                                --------------
             TELECOMMUNICATION EQUIPMENT - 1.06%
       800   Nokia AB, Class A ...............................          85,880
                                                                --------------
             Total Finland (cost - $183,514) .................         215,590
                                                                --------------

             FRANCE - 8.22%
             AGRICULTURAL OPERATIONS - 0.99%
       400   Eridania Beghin-Say SA ..........................          80,056
                                                                --------------
             COMPUTER SERVICES - 1.79%
     1,200   Cap Gemini SA ...................................         141,001
     1,200   Cap Gemini SA, Rights* ..........................           3,709
                                                                --------------
                                                                       144,710
                                                                --------------
             FOOD - RETAIL - 1.79%
       300   Promodes ........................................         144,245
                                                                --------------
             MEDICAL - DRUGS - 0.82%
     1,300   Rhone-Poulenc, Class A ..........................          66,073
                                                                --------------
             MULTI-LINE INSURANCE - 1.91%
     1,500   AXA .............................................         154,462
                                                                --------------
             TELEPHONE - INTEGRATED - 0.92%
     1,400   France Telecom SA* ..............................          73,845
                                                                --------------
             Total France (cost - $547,259) ..................         663,391
                                                                --------------
             GERMANY - 11.01%
             ATHLETIC FOOTWEAR - 1.54%
       700   Adidas-Salamon AG ...............................         124,531
                                                                --------------

------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                            VALUE
------------------------------------------------------------------------------

          GERMANY (CONTINUED)

             COMPUTER SOFTWARE - 1.58%
       300   SAP AG ..........................................  $      127,992
                                                                --------------
             ENERGY - 1.41%
     1,600   Veba AG .........................................         114,073
                                                                --------------
             MACHINERY - GENERAL INDUSTRY - 2.69%
       300   Mannesmann AG ...................................         217,050
                                                                --------------
             MONEY CENTER BANKS - 1.49%
     1,600   Deutsche Bank AG ................................         119,956
                                                                --------------
             MULTI-LINE INSURANCE - 2.30%
        18   Allianz AG, New* ................................           5,292
       600   Allianz AG, Registered ..........................         180,226
                                                                --------------
                                                                       185,518
                                                                --------------
             Total Germany (cost - $750,100) .................         889,120
                                                                --------------

             IRELAND - 4.23%
             COMMERCIAL BANKS - EUROPE - 1.12%
     4,300   Allied Irish Banks plc ..........................          52,925
     1,900   Bank of Ireland .................................          37,512
                                                                --------------
                                                                        90,437
                                                                --------------
             DRUG DELIVERY SYSTEMS - 1.76%
     2,200   Elan Corp. plc, ADR* ............................         142,175
                                                                --------------
             LIFE/HEALTH INSURANCE - 1.35%
    12,000   Irish Life plc ..................................         109,317
                                                                --------------
             Total Ireland (cost - $304,246) .................         341,929
                                                                --------------

             ITALY - 4.59%
             CELLULAR TELECOMMUNICATIONS - 1.41%
    21,100   Telecom Italia Mobile S.p.A. ....................         113,379
                                                                --------------
             COMMERCIAL BANKS - EUROPE - 2.02%
    33,000   Credito Italiano S.p.A. .........................         163,020
                                                                --------------
             FINANCE - INVESTMENT BANKING/BROKERAGE - 0.74%
     3,700   Instituto Mobiliare Italiano S.p.A. .............          60,081
                                                                --------------
             MULTI-LINE INSURANCE - 0.42%
     1,100   Assicurazioni Generali S.p.A. ...................          33,914
                                                                --------------
             Total Italy (cost - $303,022) ...................         370,394
                                                                --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                            VALUE
------------------------------------------------------------------------------

          COMMON STOCKS (CONTINUED)

             JAPAN - 3.69%
             AUDIO/VIDEO PRODUCTS - 1.05%
     1,000   Sony Corp. ......................................  $       84,739
                                                                --------------
             MEDICAL - DRUGS - 1.26%
     4,000   Takeda Chemical Industries ......................         101,686
                                                                --------------
             PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.38%
     3,000   Fuji Photo Film Co. .............................         111,585
                                                                --------------
             Total Japan (cost - $323,084) ...................         298,010
                                                                --------------

             NETHERLANDS - 9.17%
             COMPUTER SERVICES - 0.80%
     1,500   Getronics N.V. ..................................          64,398
                                                                --------------
             COMPUTER SOFTWARE - 1.01%
     1,700   Baan Co. N.V.* ..................................          81,387
                                                                --------------
             CONSUMER PRODUCTS - MISCELLANEOUS - 1.50%
     1,800   Unilever N.V. - CVA .............................         121,400
                                                                --------------
             MONEY CENTER BANKS - 1.19%
     1,700   ING Groep N.V. ..................................          96,470
                                                                --------------
             MULTI-LINE INSURANCE - 1.73%
     1,000   AEGON N.V. ......................................         121,601
       300   Fortis Amev N.V. ................................          17,701
                                                                --------------
                                                                       139,302
                                                                --------------
             PUBLISHING - BOOKS - 1.42%
       800   Wolters Kluwer N.V. .............................         114,358
                                                                --------------
             PUBLISHING - NEWSPAPERS - 1.52%
     3,600   Verenigde Nederlandse Uitgeversbedrijven Verenigd
               Bezit .........................................         123,127
                                                                --------------
             Total Netherlands (cost - $639,895) .............         740,442
                                                                --------------
             PORTUGAL - 1.29%
             TELEPHONE - INTEGRATED - 1.29%
     2,000   Portugal Telecom SA (cost - $106,176) ...........         104,029
                                                                --------------
             SPAIN - 4.07%
             COMMERCIAL BANKS - EUROPE - 1.80%
     1,500   Banco Popular Espanol, SA .......................         145,596
                                                                --------------
------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                            VALUE
------------------------------------------------------------------------------

          SPAIN (CONTINUED)

             ELECTRIC - INTEGRATED - 0.70%
     3,700   Iberdrola SA ....................................  $       56,203
                                                                --------------
             MONEY CENTER BANKS - 0.64%
     1,100   Banco Bilbao Vizcaya, SA ........................          51,634
                                                                --------------
             TELEPHONE - INTEGRATED - 0.93%
     1,700   Telefonica de Espana ............................          74,925
                                                                --------------
             Total Spain (cost - $275,529) ...................         328,358
                                                                --------------

             SWEDEN - 5.73%
             APPLIANCES - 1.53%
     1,500   Electrolux AB ...................................         123,839
                                                                --------------
             MEDICAL - DRUGS - 0.77%
     3,000   Astra AB, Class A ...............................          61,919
                                                                --------------
             MULTI-LINE INSURANCE - 1.78%
     2,200   Skandia Forsakrings AB ..........................         143,378
                                                                --------------
             TELECOMMUNICATION EQUIPMENT - 1.65%
     2,800   Ericsson (L.M.) Telephone Co., ADR ..............         133,175
                                                                --------------
             Total Sweden (cost - $389,597) ..................         462,311
                                                                --------------

             SWITZERLAND - 9.80%
             FOOD, MISCELLANEOUS/DIVERSIFIED - 1.78%
        75   Nestle SA .......................................         143,311
                                                                --------------
             MEDICAL - DRUGS - 3.14%
        70   Novartis AG, Registered .........................         123,885
        12   Roche Holding AG ................................         129,880
                                                                --------------
                                                                       253,765
                                                                --------------
             MONEY CENTER BANKS - 3.25%
       700   Credit Suisse Group .............................         140,048
        75   Union Bank of Switzerland, Class B ..............         122,501
                                                                --------------
                                                                       262,549
                                                                --------------
             REINSURANCE - 1.63%
        60   Swiss Reinsurance Co. ...........................         131,809
                                                                --------------
             Total Switzerland (cost - $686,472) .............         791,434
                                                                --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                            VALUE
------------------------------------------------------------------------------

          COMMON STOCKS (CONTINUED)

             UNITED KINGDOM - 19.24%
             CELLULAR TELECOMMUNICATIONS - 1.94%
    15,000   Vodafone Group plc Ord 5p .......................  $      156,993
                                                                --------------
             COMPUTER SERVICES - 1.92%
     5,700   Logica plc Ord 10p ..............................         155,348
                                                                --------------
             CONSUMER PRODUCTS - MISCELLANEOUS - 1.47%
    12,500   Unilever plc Ord 1.25p ..........................         118,268
                                                                --------------
             FOOD, MISCELLANEOUS/DIVERSIFIED - 0.89%
     5,200   Cadbury Schweppes plc Ord 25p ...................          72,188
                                                                --------------
             LIFE/HEALTH INSURANCE - 0.84%
     4,600   Prudential Corporation plc Ord 5p ...............          67,633
                                                                --------------
             MEDICAL - DRUGS - 5.67%
     5,400   Glaxo Wellcome plc Ord 25p ......................         145,318
    14,500   SmithKline Beecham plc Ord 6.25p ................         183,326
     3,000   Zeneca Group plc Ord 25p ........................         129,312
                                                                --------------
                                                                       457,956
                                                                --------------
             MONEY CENTER BANKS - 2.23%
     6,700   National Westminster Bank plc Ord 100p ..........         122,632
     3,700   Royal Bank of Scotland Group plc Ord 25p ........          57,499
                                                                --------------
                                                                       180,131
                                                                --------------
             MORTGAGE BANKS - EUROPE - 1.44%
     6,000   Abbey National plc Ord 10p ......................         116,250
                                                                --------------
             MULTI-LINE INSURANCE - 0.56%
     2,300   Commercial Union plc Ord 25p ....................          44,909
                                                                --------------
             RETAIL - MAJOR DEPARTMENT STORES - 1.42%
     6,100   Kingfisher plc Ord 25p ..........................         114,306
                                                                --------------
------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                            VALUE
------------------------------------------------------------------------------

          UNITED KINGDOM (CONTINUED)

             TELECOMMUNICATION SERVICES - 0.86%
     6,400   British Telecommunications plc Ord 25p ..........  $       69,663
                                                                --------------
             Total United Kingdom
               (cost - $1,362,280) ...........................       1,553,645
                                                                --------------
             Total Common Stocks
               (cost - $6,075,566) ...........................       6,986,779
                                                                --------------

             SHORT-TERM INVESTMENTS -- 13.49%

             INVESTMENT COMPANIES - 1.73%
    23,313   Federated Investors,Trust for Short-term U.S.
               Government Securities** .......................          23,313
   116,315   The Milestone Funds Treasury Obligations
               Portfolio, Institutional Shares** .............         116,315
                                                                --------------
             Total Investment Companies
               (cost - $139,628) .............................         139,628
                                                                --------------


 PRINCIPAL
  AMOUNT
  (000'S)
-----------

             U.S. GOVERNMENT AGENCY OBLIGATION - 11.76%
$      950   Federal Home Loan Bank Discount Notes, 5.700%,
               04/01/98 (cost - $950,000) ....................         950,000
                                                                --------------
             Total Short-Term Investments
               (cost - $1,089,628) ...........................       1,089,628
                                                                --------------
             Total Investments -- 100.02%
               (cost - $7,165,194) ...........................       8,076,407
             Liabilities in excess of other
               assets -- (0.02)% .............................         (1,851)
                                                                --------------
             Net Assets -- 100.00% ...........................  $    8,074,556
                                                                --------------
                                                                --------------

---------
ADR American Depositary Receipts.
*    Non-income producing security.
**   Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31, 1998

                                                                                       LARGE CAP       SMALL CAP
                                                       S&P STARS      THE INSIDERS       VALUE           VALUE        FOCUS LIST
                                                       PORTFOLIO      SELECT FUND      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                    ---------------  --------------  --------------  --------------  ------------
ASSETS
  Investments, at value (cost - $175,034,382,
    $30,075,169, $15,476,608, $54,749,127,
    $6,721,806, $11,050,008 and $7,165,194,
    respectively).................................  $   214,790,773   $ 37,307,876   $   21,114,231  $   74,308,522  $  7,221,461
  Receivable for Portfolio shares sold............        1,047,693        497,229           13,382         482,284       267,704
  Receivable for investments sold.................        2,241,935             --               --       1,096,502            --
  Receivable for open forward foreign currency
    exchange contracts............................               --             --               --              --            --
  Dividends and interest receivable...............           76,952         10,934           22,475          12,591         2,268
  Receivable from investment adviser..............               --         52,128               --          34,484        34,125
  Deferred organization expenses and other
    assets........................................          136,283        114,945           59,494          76,876       123,657
                                                    ---------------  --------------  --------------  --------------  ------------
        Total assets..............................      218,293,636     37,983,112       21,209,582      76,011,259     7,649,215
                                                    ---------------  --------------  --------------  --------------  ------------
LIABILITIES
  Payable for investments purchased...............        2,048,045             --           70,823         608,150       227,642
  Payable for Portfolio shares repurchased........        1,447,119        146,367               --          10,422            --
  Distribution fee payable (Class A, B and C
    shares).......................................          271,671         52,790           20,577          68,764         7,992
  Organization expenses payable...................               --             --               --              --        90,558
  Administration fee payable......................           27,857          4,511            2,544           9,203         1,557
  Advisory fee payable............................           19,053             --               --              --            --
  Custodian fee payable...........................            3,027          2,858            1,150           3,444            --
  Accrued expenses................................          103,936         49,297           60,383          76,145        33,926
                                                    ---------------  --------------  --------------  --------------  ------------
        Total liabilities.........................        3,920,708        255,823          155,477         776,128       361,675
                                                    ---------------  --------------  --------------  --------------  ------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
    shares of beneficial interest authorized).....           10,745          2,119            1,013           3,188           545
  Paid-in capital.................................      168,716,203     27,969,633       13,900,845      52,397,423     6,770,314
  Undistributed net investment income.............               --             --           16,260              --            --
  Accumulated net realized gain/(loss) from
    investments, securities sold short, option and
    foreign currency related transactions, if
    any...........................................        5,889,589      2,522,830        1,498,364       3,275,125        17,026
  Net unrealized appreciation on investments,
    option and foreign currency related
    transactions, if any..........................       39,756,391      7,232,707        5,637,623      19,559,395       499,655
                                                    ---------------  --------------  --------------  --------------  ------------
        Net assets................................  $   214,372,928   $ 37,727,289   $   21,054,105  $   75,235,131  $  7,287,540
                                                    ---------------  --------------  --------------  --------------  ------------
                                                    ---------------  --------------  --------------  --------------  ------------
CLASS A
  Net assets......................................  $   109,591,324   $ 21,911,909   $    8,357,911  $   25,110,659  $  3,201,231
                                                    ---------------  --------------  --------------  --------------  ------------
  Shares of beneficial interest outstanding.......        5,489,027      1,225,788          401,259       1,061,870       238,908
                                                    ---------------  --------------  --------------  --------------  ------------
  Net asset value per share.......................           $19.97         $17.88           $20.83          $23.65        $13.40
                                                    ---------------  --------------  --------------  --------------  ------------
                                                    ---------------  --------------  --------------  --------------  ------------
  Maximum offering price per share (net asset
    value plus sales charge of. 5.50%* of the
    offering price)                                          $21.13         $18.92           $22.04          $25.03        $14.18
                                                    ---------------  --------------  --------------  --------------  ------------
                                                    ---------------  --------------  --------------  --------------  ------------
CLASS B
  Net assets......................................  $     5,799,745   $  2,253,463   $      446,276  $      901,199  $  2,398,962
                                                    ---------------  --------------  --------------  --------------  ------------
  Shares of beneficial interest outstanding.......          292,094        127,400           21,606          38,387       179,256
                                                    ---------------  --------------  --------------  --------------  ------------
  Net asset value and offering price per
    share**.......................................           $19.86         $17.69           $20.66          $23.48        $13.38
                                                    ---------------  --------------  --------------  --------------  ------------
                                                    ---------------  --------------  --------------  --------------  ------------
CLASS C
  Net assets......................................  $    63,330,035   $ 12,296,883   $    4,987,368  $   18,082,462  $  1,687,347
                                                    ---------------  --------------  --------------  --------------  ------------
  Shares of beneficial interest outstanding.......        3,190,488        695,398          241,432         770,225       126,077
                                                    ---------------  --------------  --------------  --------------  ------------
  Net asset value and offering price per
    share**.......................................           $19.85         $17.68           $20.66          $23.48        $13.38
                                                    ---------------  --------------  --------------  --------------  ------------
                                                    ---------------  --------------  --------------  --------------  ------------
CLASS Y
  Net assets......................................  $    35,651,824   $  1,265,034   $    7,262,550  $   31,140,811            --
                                                    ---------------  --------------  --------------  --------------  ------------
  Shares of beneficial interest outstanding.......        1,773,252         69,939          348,441       1,316,521            --
                                                    ---------------  --------------  --------------  --------------  ------------
  Net asset value, offering and redemption price
    per share.....................................           $20.11         $18.09           $20.84          $23.65            --
                                                    ---------------  --------------  --------------  --------------  ------------
                                                    ---------------  --------------  --------------  --------------  ------------


                                                       BALANCED       INTERNATIONAL
                                                      PORTFOLIO     EQUITY PORTFOLIO
                                                    --------------  -----------------
ASSETS
  Investments, at value (cost - $175,034,382,
    $30,075,169, $15,476,608, $54,749,127,
    $6,721,806, $11,050,008 and $7,165,194,
    respectively).................................  $   11,656,316    $   8,076,407
  Receivable for Portfolio shares sold............          34,980           84,540
  Receivable for investments sold.................              --           25,057
  Receivable for open forward foreign currency
    exchange contracts............................              --           47,315
  Dividends and interest receivable...............          67,609           17,136
  Receivable from investment adviser..............          35,252           35,366
  Deferred organization expenses and other
    assets........................................         117,273          145,747
                                                    --------------  -----------------
        Total assets..............................      11,911,430        8,431,568
                                                    --------------  -----------------
LIABILITIES
  Payable for investments purchased...............         304,496          195,990
  Payable for Portfolio shares repurchased........              --               --
  Distribution fee payable (Class A, B and C
    shares).......................................           7,191           11,839
  Organization expenses payable...................         118,339          120,570
  Administration fee payable......................           2,267            2,209
  Advisory fee payable............................              --               --
  Custodian fee payable...........................              --               --
  Accrued expenses................................          39,425           26,404
                                                    --------------  -----------------
        Total liabilities.........................         471,718          357,012
                                                    --------------  -----------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
    shares of beneficial interest authorized).....             884              587
  Paid-in capital.................................      10,803,431        7,230,070
  Undistributed net investment income.............          16,766            2,461
  Accumulated net realized gain/(loss) from
    investments, securities sold short, option and
    foreign currency related transactions, if
    any...........................................          12,323         (117,110)
  Net unrealized appreciation on investments,
    option and foreign currency related
    transactions, if any..........................         606,308          958,548
                                                    --------------  -----------------
        Net assets................................  $   11,439,712    $   8,074,556
                                                    --------------  -----------------
                                                    --------------  -----------------
CLASS A
  Net assets......................................  $    3,852,162    $   3,765,446
                                                    --------------  -----------------
  Shares of beneficial interest outstanding.......         297,823          273,530
                                                    --------------  -----------------
  Net asset value per share.......................          $12.93            $13.77
                                                    --------------  -----------------
                                                    --------------  -----------------
  Maximum offering price per share (net asset
    value plus sales charge of. 5.50%* of the
    offering price)                                         $13.68            $14.57
                                                    --------------  -----------------
                                                    --------------  -----------------
CLASS B
  Net assets......................................  $    1,044,145    $   2,136,591
                                                    --------------  -----------------
  Shares of beneficial interest outstanding.......          80,793          155,378
                                                    --------------  -----------------
  Net asset value and offering price per
    share**.......................................          $12.92            $13.75
                                                    --------------  -----------------
                                                    --------------  -----------------
CLASS C
  Net assets......................................  $      858,343    $   2,172,519
                                                    --------------  -----------------
  Shares of beneficial interest outstanding.......          66,426          158,014
                                                    --------------  -----------------
  Net asset value and offering price per
    share**.......................................          $12.92            $13.75
                                                    --------------  -----------------
                                                    --------------  -----------------
CLASS Y
  Net assets......................................  $    5,685,062               --
                                                    --------------  -----------------
  Shares of beneficial interest outstanding.......         439,078               --
                                                    --------------  -----------------
  Net asset value, offering and redemption price
    per share.....................................          $12.95                --
                                                    --------------  -----------------
                                                    --------------  -----------------

------------
 *On investments of $50,000 or more, the offering price is reduced. **Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENT OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 1998

                                                                                      LARGE CAP      SMALL CAP
                                                      S&P STARS      THE INSIDERS       VALUE          VALUE       FOCUS LIST*
                                                      PORTFOLIO      SELECT FUND      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    --------------  --------------  -------------  --------------  ------------
INVESTMENT INCOME
  Dividends.......................................  $    1,085,830   $    344,800   $     288,929  $      278,737   $    5,323
  Interest........................................          63,705        149,805          52,811         167,892        6,768
                                                    --------------  --------------  -------------  --------------  ------------
                                                         1,149,535        494,605         341,740         446,629       12,091
                                                    --------------  --------------  -------------  --------------  ------------
EXPENSES
  Advisory fees...................................       1,262,953        157,031         140,641         425,409        6,748
  Distribution fees - Class A.....................         443,379         87,556          32,237          95,967        2,352
  Distribution fees - Class B.....................           7,370          1,976             271             830        3,037
  Distribution fees - Class C.....................         520,582         99,650          40,215         145,963        2,640
  Accounting fees.................................         197,706        123,259         100,107         134,255        5,214
  Transfer agent fees and expenses................         235,474         95,023          86,960         115,779          972
  Administration fees.............................         252,557         35,492          28,128          85,085        1,557
  Legal and auditing fees.........................         138,458         66,082          38,402          72,398       22,500
  Federal and state registration fees.............          66,069         57,293          42,246          54,759       11,223
  Reports and notices to shareholders.............          51,501         45,090          25,999          39,999        6,339
  Amortization of organization expenses...........          45,373         36,123          19,860          21,604        1,817
  Custodian fees and expenses.....................          40,959         22,999          10,001          27,399        2,751
  Insurance expenses..............................          14,354         12,699          13,948          14,834          243
  Trustees' fees and expenses.....................           9,115          4,501           3,001           5,001        1,000
  Other...........................................          25,504          3,113           4,324           4,278        2,017
                                                    --------------  --------------  -------------  --------------  ------------
      Total expenses before waivers and related
        reimbursements............................       3,311,354        847,887         586,340       1,243,560       70,410
      Less: waivers and related reimbursements....        (645,637)      (321,356)       (325,916)       (433,304)     (53,003)
                                                    --------------  --------------  -------------  --------------  ------------
      Total expenses after waivers and related
        reimbursements............................       2,665,717        526,531         260,424         810,256       17,407
                                                    --------------  --------------  -------------  --------------  ------------
  Net investment income/(loss)....................      (1,516,182)       (31,926)         81,316        (363,627)      (5,316)
                                                    --------------  --------------  -------------  --------------  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments...................................      20,261,053      6,125,491       2,468,368       8,838,017       22,342
    Option transactions...........................         387,836             --              --          31,752           --
    Securities sold short.........................        (219,617)            --              --              --           --
    Foreign currency related transactions.........              --             --              --              --           --
  Net change in unrealized appreciation on:
    Investments...................................      37,801,568      4,989,395       4,011,497      13,475,276      499,655
    Foreign currency related transactions.........              --             --              --              --           --
                                                    --------------  --------------  -------------  --------------  ------------
  Net realized and unrealized gain on
    investments...................................      58,230,840     11,114,886       6,479,865      22,345,045      521,997
                                                    --------------  --------------  -------------  --------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $   56,714,658   $ 11,082,960   $   6,561,181  $   21,981,418   $  516,681
                                                    --------------  --------------  -------------  --------------  ------------
                                                    --------------  --------------  -------------  --------------  ------------


                                                      BALANCED*      INTERNATIONAL*
                                                      PORTFOLIO     EQUITY PORTFOLIO
                                                    -------------  ------------------
INVESTMENT INCOME
  Dividends.......................................   $    13,473      $     15,108**
  Interest........................................        54,559            17,616
                                                    -------------         --------
                                                          68,032            32,724
                                                    -------------         --------
EXPENSES
  Advisory fees...................................        12,178            14,726
  Distribution fees - Class A.....................         3,305             2,887
  Distribution fees - Class B.....................         2,073             4,481
  Distribution fees - Class C.....................         1,813             4,471
  Accounting fees.................................         5,367             5,215
  Transfer agent fees and expenses................         1,303             1,003
  Administration fees.............................         2,810             2,209
  Legal and auditing fees.........................        22,500            22,500
  Federal and state registration fees.............        13,569            17,441
  Reports and notices to shareholders.............         6,339             6,339
  Amortization of organization expenses...........         2,157             2,239
  Custodian fees and expenses.....................         2,751             2,751
  Insurance expenses..............................           243               243
  Trustees' fees and expenses.....................         1,000             1,000
  Other...........................................         2,084             1,999
                                                    -------------         --------
      Total expenses before waivers and related
        reimbursements............................        79,492            89,504
      Less: waivers and related reimbursements....       (59,088)          (59,241)
                                                    -------------         --------
      Total expenses after waivers and related
        reimbursements............................        20,404            30,263
                                                    -------------         --------
  Net investment income/(loss)....................        47,628             2,461
                                                    -------------         --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments...................................        12,323           (19,706)
    Option transactions...........................            --                --
    Securities sold short.........................            --                --
    Foreign currency related transactions.........            --           (97,404)
  Net change in unrealized appreciation on:
    Investments...................................       606,308           911,213
    Foreign currency related transactions.........            --            47,335
                                                    -------------         --------
  Net realized and unrealized gain on
    investments...................................       618,631           841,438
                                                    -------------         --------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................   $   666,259      $    843,899
                                                    -------------         --------
                                                    -------------         --------

---------
 *Commenced operations on December 29, 1997.
**Net of foreign withholding taxes of $1,458.

The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

THE                     BEAR                    STEARNS                    FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                         S&P STARS PORTFOLIO            THE INSIDERS SELECT FUND
                                   -------------------------------   -------------------------------
                                   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1998   MARCH 31, 1997
                                   --------------   --------------   --------------   --------------
INCREASE IN NET ASSETS FROM
  OPERATIONS
  Net investment income/(loss)...  $   (1,516,182)   $    (687,406)   $     (31,926)   $     (15,171)
  Net realized gain/(loss) on
    investments..................      20,429,272       16,488,691        6,125,491        3,006,957
  Net change in unrealized
    appreciation/(depreciation)
    on investments...............      37,801,568       (4,048,192)       4,989,395          792,036
                                   --------------   --------------   --------------   --------------
  Net increase in net assets
    resulting from operations....      56,714,658       11,753,093       11,082,960        3,783,822
                                   --------------   --------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares...............              --               --               --           (8,066)
    Class B shares...............              --               --               --               --
    Class C shares...............              --               --               --               --
    Class Y shares...............              --               --               --           (1,784)
                                   --------------   --------------   --------------   --------------
                                               --               --               --           (9,850)
                                   --------------   --------------   --------------   --------------
  Net realized capital gains
    Class A shares...............     (12,011,452)      (4,448,797)      (2,877,613)      (1,540,623)
    Class C shares...............      (7,215,795)      (2,375,768)      (1,511,446)      (1,088,043)
    Class Y shares...............      (3,784,124)        (956,196)        (272,772)        (170,326)
                                   --------------   --------------   --------------   --------------
                                      (23,011,371)      (7,780,761)      (4,661,831)      (2,798,992)
                                   --------------   --------------   --------------   --------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares.......................      85,871,383       66,340,756       13,066,709        7,652,245
  Cost of shares repurchased.....     (46,357,215)     (39,406,235)     (11,007,952)      (9,576,787)
  Shares issued in reinvestment
    of dividends.................      21,279,449        7,060,655        4,312,328        2,531,683
                                   --------------   --------------   --------------   --------------
  Net increase in net assets
    derived from shares of
    beneficial interest
    transactions.................      60,793,617       33,995,176        6,371,085          607,141
                                   --------------   --------------   --------------   --------------
  Total increase in net assets...      94,496,904       37,967,508       12,792,214        1,582,121
NET ASSETS
  Beginning of period............     119,876,024       81,908,516       24,935,075       23,352,954
                                   --------------   --------------   --------------   --------------
  End of period**................  $  214,372,928    $ 119,876,024    $  37,727,289    $  24,935,075
                                   --------------   --------------   --------------   --------------
                                   --------------   --------------   --------------   --------------

--------

  *  Commencement of operations.
 ** Includes undistributed net investment income of $16,260, $16,766 and $2,461 for Large Cap Value Portfolio, Balanced Portfolio and International Equity Portfolio, respectively, for the fiscal year ended March 31, 1998 and $8,376 for the fiscal year ended March 31, 1997 for Large Cap Value Portfolio.

The accompanying notes are an integral part of the financial statements.

                                      LARGE CAP VALUE PORTFOLIO         SMALL CAP VALUE PORTFOLIO       FOCUS LIST PORTFOLIO
                                   -------------------------------   -------------------------------   ----------------------
                                   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL       FOR THE PERIOD
                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       DECEMBER 29, 1997*
                                   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1998   MARCH 31, 1997   THROUGH MARCH 31, 1998
                                   --------------   --------------   --------------   --------------   ----------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS
  Net investment income/(loss)...   $      81,316    $     131,375    $     (36,627)   $    (296,012)        $   (5,316)
  Net realized gain/(loss) on
    investments..................       2,468,368        2,770,141        8,869,769          210,104             22,342
  Net change in unrealized
    appreciation/(depreciation)
    on investments...............       4,011,497          486,773       13,475,276        3,397,726            499,655
                                   --------------   --------------   --------------   --------------        -----------
  Net increase in net assets
    resulting from operations....       6,561,181        3,388,289       21,981,418        3,311,818            516,681
                                   --------------   --------------   --------------   --------------        -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares...............          (6,738)         (36,680)              --               --                 --
    Class B shares...............              --               --               --               --                 --
    Class C shares...............              --           (5,113)              --               --                 --
    Class Y shares...............         (66,694)         (86,346)              --               --                 --
                                   --------------   --------------   --------------   --------------        -----------
                                          (73,432)        (128,139)              --               --                 --
                                   --------------   --------------   --------------   --------------        -----------
  Net realized capital gains
    Class A shares...............      (1,061,580)         (66,024)      (1,714,612)        (191,411)                --
    Class C shares...............        (688,493)         (46,015)      (1,249,650)        (113,992)                --
    Class Y shares...............      (1,872,935)         (97,133)      (1,869,317)        (274,790)                --
                                   --------------   --------------   --------------   --------------        -----------
                                       (3,623,008)        (209,172)      (4,833,579)        (580,193)                --
                                   --------------   --------------   --------------   --------------        -----------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares.......................       8,081,705       21,189,714       26,127,616       31,319,342          7,046,653
  Cost of shares repurchased.....      (7,019,459)     (20,911,123)     (13,322,599)     (15,839,169)          (275,794)
  Shares issued in reinvestment
    of dividends.................       3,045,286          203,090        4,344,751          509,481                 --
                                   --------------   --------------   --------------   --------------        -----------
  Net increase in net assets
    derived from shares of
    beneficial interest
    transactions.................       4,107,532          481,681       17,149,768       15,989,654          6,770,859
                                   --------------   --------------   --------------   --------------        -----------
  Total increase in net assets...       6,972,273        3,532,659       34,297,607       18,721,279          7,287,540
NET ASSETS
  Beginning of period............      14,081,832       10,549,173       40,937,524       22,216,245                 --
                                   --------------   --------------   --------------   --------------        -----------
  End of period**................   $  21,054,105    $  14,081,832    $  75,235,131    $  40,937,524         $7,287,540
                                   --------------   --------------   --------------   --------------        -----------
                                   --------------   --------------   --------------   --------------        -----------

                                     BALANCED PORTFOLIO     INTERNATIONAL EQUITY PORTFOLIO
                                   ----------------------   ------------------------------
                                       FOR THE PERIOD               FOR THE PERIOD
                                     DECEMBER 29, 1997*           DECEMBER 29, 1997*
                                   THROUGH MARCH 31, 1998       THROUGH MARCH 31, 1998
                                   ----------------------   ------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS
  Net investment income/(loss)...       $    47,628                   $    2,461
  Net realized gain/(loss) on
    investments..................            12,323                     (117,110)
  Net change in unrealized
    appreciation/(depreciation)
    on investments...............           606,308                      958,548
                                       ------------                  -----------
  Net increase in net assets
    resulting from operations....           666,259                      843,899
                                       ------------                  -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares...............           (10,210)                          --
    Class B shares...............            (2,353)                          --
    Class C shares...............            (1,857)                          --
    Class Y shares...............           (16,442)                          --
                                       ------------                  -----------
                                            (30,862)                          --
                                       ------------                  -----------
  Net realized capital gains
    Class A shares...............                --                           --
    Class C shares...............                --                           --
    Class Y shares...............                --                           --
                                       ------------                  -----------
                                                 --                           --
                                       ------------                  -----------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares.......................        10,954,435                    7,265,097
  Cost of shares repurchased.....          (166,905)                     (34,440)
  Shares issued in reinvestment
    of dividends.................            16,785                           --
                                       ------------                  -----------
  Net increase in net assets
    derived from shares of
    beneficial interest
    transactions.................        10,804,315                    7,230,657
                                       ------------                  -----------
  Total increase in net assets...        11,439,712                    8,074,556
NET ASSETS
  Beginning of period............                --                           --
                                       ------------                  -----------
  End of period**................       $11,439,712                   $8,074,556
                                       ------------                  -----------
                                       ------------                  -----------

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                             NET                         NET                       DISTRIBUTIONS    NET
                            ASSET        NET         REALIZED AND     DIVIDENDS      FROM NET      ASSET
                           VALUE,     INVESTMENT      UNREALIZED       FROM NET      REALIZED      VALUE,
                          BEGINNING     INCOME         GAIN ON        INVESTMENT      CAPITAL      END OF
                          OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS       PERIOD
                          ---------   ----------   ----------------   ----------   -------------   ------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1998................   $16.13       $(0.13)         $6.69           $   --        $(2.72)      $19.97
  For the fiscal year
    ended March 31,
    1997................    14.92        (0.09)          2.63               --         (1.33)       16.13
  For the period April
    3, 1995* through
    March 31, 1996......    12.00           --           3.31               --         (0.39)       14.92
CLASS B
  For the period January
    5, 1998* through
    March 31, 1998......    17.37        (0.04)          2.53               --            --        19.86
CLASS C
  For the fiscal year
    ended March 31,
    1998................    16.06        (0.22)          6.65               --         (2.64)       19.85
  For the fiscal year
    ended March 31,
    1997................    14.86        (0.17)          2.62               --         (1.25)       16.06
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.06)          3.28               --         (0.36)       14.86
CLASS Y
  For the fiscal year
    ended March 31,
    1998................    16.23        (0.05)          6.74               --         (2.81)       20.11
  For the fiscal year
    ended March 31,
    1997................    14.97        (0.02)          2.66               --         (1.38)       16.23
  For the period August
    7, 1995* through
    March 31, 1996......    14.13         0.07           1.20            (0.03)        (0.40)       14.97

THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year
    ended March 31,
    1998................    14.58           --           6.30               --         (3.00)       17.88
  For the fiscal year
    ended March 31,
    1997................    14.00         0.02           2.48            (0.01)        (1.91)       14.58
  For the period June
    16, 1995* through
    March 31, 1996......    12.00         0.03           1.98            (0.01)           --        14.00
CLASS B
  For the period January
    6, 1998* through
    March 31, 1998......    15.72         0.01           1.96               --            --        17.69
CLASS C
  For the fiscal year
    ended March 31,
    1998................    14.48        (0.07)          6.21               --         (2.94)       17.68
  For the fiscal year
    ended March 31,
    1997................    13.96        (0.06)          2.47               --         (1.89)       14.48
  For the period June
    16, 1995* through
    March 31, 1996......    12.00        (0.01)          1.97               --            --        13.96
CLASS Y
  For the fiscal year
    ended March 31,
    1998................    14.66         0.07           6.36               --         (3.00)       18.09
  For the fiscal year
    ended March 31,
    1997................    14.02         0.08           2.49            (0.02)        (1.91)       14.66
  For the period June
    20, 1995* through
    March 31, 1996......    12.12         0.07           1.87            (0.04)           --        14.02

LARGE CAP VALUE
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1998................    17.17         0.05           7.15            (0.02)        (3.52)       20.83
  For the fiscal year
    ended March 31,
    1997................    15.13         0.04           2.28            (0.10)        (0.18)       17.17
  For the period April
    3, 1995* through
    March 31, 1996......    12.00         0.06           3.10            (0.02)        (0.01)       15.13
CLASS B
  For the period January
    28, 1998* through
    March 31, 1998......    18.17        (0.01)          2.50               --            --        20.66
CLASS C
  For the fiscal year
    ended March 31,
    1998................    17.11        (0.03)          7.10               --         (3.52)       20.66
  For the fiscal year
    ended March 31,
    1997................    15.08        (0.02)          2.25            (0.02)        (0.18)       17.11
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.01)          3.10               --         (0.01)       15.08
CLASS Y
  For the fiscal year
    ended March 31,
    1998................    17.18         0.26           7.05            (0.13)        (3.52)       20.84
  For the fiscal year
    ended March 31,
    1997................    15.12         0.23           2.17            (0.16)        (0.18)       17.18
  For the period
    September 11, 1995*
    through March 31,
    1996................    13.98         0.07           1.16            (0.08)        (0.01)       15.12

----------

  *  Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                       INCREASE/(DECREASE)
                                                                                          REFLECTED IN
                                                                                       EXPENSE RATIOS AND
                                             NET                       RATIO OF NET            NET                        AVERAGE
                                           ASSETS,        RATIO OF      INVESTMENT         INVESTMENT                    COMMISSION
                            TOTAL          END OF        EXPENSES TO   INCOME/(LOSS)      INCOME/(LOSS)      PORTFOLIO      RATE
                          INVESTMENT       PERIOD        AVERAGE NET    TO AVERAGE     DUE TO WAIVERS AND    TURNOVER       PER
                          RETURN(3)    (000'S OMITTED)    ASSETS(1)    NET ASSETS(1)     REIMBURSEMENTS        RATE       SHARE(6)
                          ----------   ---------------   -----------   -------------   -------------------   ---------   ----------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1998................  43.53%          $109,591        1.50%(7)       (0.83)%(7)            0.38%          172.78%(8)  $0.0541(8)
  For the fiscal year
    ended March 31,
    1997................  16.87             67,491        1.50(7)        (0.59)(7)             0.70           220.00(8)    0.0595(8)
  For the period April
    3, 1995* through
    March 31, 1996......  27.68             45,049        1.50(5)(7)     (0.01)(5)(7)          0.89(5)        295.97(8)    0.0603(8)
CLASS B
  For the period January
    5, 1998* through
    March 31, 1998......  14.34              5,800        2.00(5)        (1.47)(5)             0.53(5)        172.78(8)    0.0541(8)
CLASS C
  For the fiscal year
    ended March 31,
    1998................  42.80             63,330        2.00(7)        (1.32)(7)             0.38           172.78(8)    0.0541(8)
  For the fiscal year
    ended March 31,
    1997................  16.33             37,622        2.00(7)        (1.09)(7)             0.70           220.00(8)    0.0595(8)
  For the period April
    3, 1995* through
    March 31, 1996......  26.91             28,081        2.00(5)(7)     (0.45)(5)(7)          0.92(5)        295.97(8)    0.0603(8)
CLASS Y
  For the fiscal year
    ended March 31,
    1998................  44.22             35,652        1.00(7)        (0.32)(7)             0.38           172.78(8)    0.0541(8)
  For the fiscal year
    ended March 31,
    1997................  17.48             14,763        1.00(7)        (0.10)(7)             0.70           220.00(8)    0.0595(8)
  For the period August
    7, 1995* through
    March 31, 1996......   9.09(4)           8,779        1.00(5)(7)      0.82(4)(5)(7)         0.99(4)(5)    295.97(8)    0.0603(8)

THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year
    ended March 31,
    1998................  46.02             21,912        1.65            0.03                 1.09           115.64       0.0389
  For the fiscal year
    ended March 31,
    1997................  18.31             13,860        1.65            0.11                 1.82           128.42       0.0264
  For the period June
    16, 1995* through
    March 31, 1996......  16.75             12,132        1.65(5)         0.38(5)              1.87(5)         93.45       0.0294
CLASS B
  For the period January
    6, 1998* through
    March 31, 1998......  12.53              2,253        2.15(5)        (0.95)(5)             1.82(5)        115.64       0.0389
CLASS C
  For the fiscal year
    ended March 31,
    1998................  45.17             12,297        2.15           (0.46)                1.10           115.64       0.0389
  For the fiscal year
    ended March 31,
    1997................  17.69              9,519        2.15           (0.38)                1.81           128.42       0.0264
  For the period June
    16, 1995* through
    March 31, 1996......  16.33              9,928        2.15(5)        (0.12)(5)             1.92(5)         93.45       0.0294
CLASS Y
  For the fiscal year
    ended March 31,
    1998................  46.68              1,265        1.15            0.55                 1.07           115.64       0.0389
  For the fiscal year
    ended March 31,
    1997................  18.81              1,557        1.15            0.60                 1.81           128.42       0.0264
  For the period June
    20, 1995* through
    March 31, 1996......  15.98(4)           1,293        1.15(5)         0.97(4)(5)           2.04(4)(5)      93.45       0.0294

LARGE CAP VALUE
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1998................  44.59              8,358        1.50            0.32                 1.73            61.75       0.0581
  For the fiscal year
    ended March 31,
    1997................  15.44              4,987        1.50            0.43                 1.58           136.67       0.0593
  For the period April
    3, 1995* through
    March 31, 1996......  26.35              3,616        1.50(5)         0.46(5)              4.34(5)         45.28       0.0596
CLASS B
  For the period January
    28, 1998* through
    March 31, 1998......  13.70                446        2.00(5)        (0.73)(5)             1.05(5)         61.75       0.0581
CLASS C
  For the fiscal year
    ended March 31,
    1998................  43.94              4,987        2.00           (0.19)                1.73            61.75       0.0581
  For the fiscal year
    ended March 31,
    1997................  14.87              2,986        2.00           (0.08)                1.61           136.67       0.0593
  For the period April
    3, 1995* through
    March 31, 1996......  25.71              3,520        2.00(5)        (0.06)(5)             4.39(5)         45.28       0.0596
CLASS Y
  For the fiscal year
    ended March 31,
    1998................  45.27              7,263        1.00            0.83                 1.76            61.75       0.0581
  For the fiscal year
    ended March 31,
    1997................  16.04              6,109        1.00            1.00                 1.50           136.67       0.0593
  For the period
    September 11, 1995*
    through March 31,
    1996................   8.75(4)           3,413        1.00(5)         0.76(4)(5)           4.41(4)(5)      45.28       0.0596

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges.Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for Class Y shares are not necessarily comparable to those of Class A and C shares, due to timing differences in the commencement of the intial public offering of Class Y shares.
(5)  Annualized.
(6) Represents average commission rate per share charged to the Portfolios on purchase and sales of investments subject to such commissions during each period.
(7) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(8) Portfolio turnover rate and average commission rate per share are related to S&P STARS Master Series for the period prior to June 25, 1997.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                             NET                         NET                       DISTRIBUTIONS    NET
                            ASSET        NET         REALIZED AND     DIVIDENDS      FROM NET      ASSET
                           VALUE,     INVESTMENT      UNREALIZED       FROM NET      REALIZED      VALUE,
                          BEGINNING     INCOME         GAIN ON        INVESTMENT      CAPITAL      END OF
                          OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS       PERIOD
                          ---------   ----------   ----------------   ----------   -------------   ------
SMALL CAP VALUE
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1998................   $17.48       $(0.14)         $8.06           $   --        $(1.75)      $23.65
  For the fiscal year
    ended March 31,
    1997................    15.87        (0.10)          1.95               --         (0.24)       17.48
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.07)          4.17               --         (0.23)       15.87
CLASS B
  For the period January
    21, 1998* through
    March 31, 1998......    19.95           --           3.53               --            --        23.48
CLASS C
  For the fiscal year
    ended March 31,
    1998................    17.38        (0.24)          8.00               --         (1.66)       23.48
  For the fiscal year
    ended March 31,
    1997................    15.79        (0.18)          1.93               --         (0.16)       17.38
  For the period April
    3, 1995* through
    March 31, 1996......    12.00        (0.10)          4.11               --         (0.22)       15.79
CLASS Y
  For the fiscal year
    ended March 31,
    1998................    17.47        (0.04)          8.06               --         (1.84)       23.65
  For the fiscal year
    ended March 31,
    1997................    15.85        (0.05)          1.97               --         (0.30)       17.47
  For the period June
    22, 1995* through
    March 31, 1996......    13.09           --           3.05               --         (0.29)       15.85

FOCUS LIST PORTFOLIO
CLASS A
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)          1.41               --            --        13.40
CLASS B
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)          1.39               --            --        13.38
CLASS C
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00        (0.01)          1.39               --            --        13.38

BALANCED PORTFOLIO
CLASS A
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.06           0.91            (0.04)           --        12.93
CLASS B
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.05           0.90            (0.03)           --        12.92
CLASS C
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.05           0.90            (0.03)           --        12.92
CLASS Y
  For the period January
    6, 1998* through
    March 31, 1998......    12.05         0.06           0.88            (0.04)           --        12.95

INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00         0.01           1.76               --            --        13.77
CLASS B
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00           --           1.75               --            --        13.75
CLASS C
  For the period
    December 29, 1997*
    through March 31,
    1998................    12.00           --           1.75               --            --        13.75

----------

  *  Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                       INCREASE/(DECREASE)
                                                                                       REFLECTED IN
                                                                                       EXPENSE RATIOS AND
                                             NET                       RATIO OF NET           NET                        AVERAGE
                                           ASSETS,        RATIO OF      INVESTMENT         INVESTMENT                   COMMISSION
                            TOTAL          END OF        EXPENSES TO   INCOME/(LOSS)     INCOME/(LOSS)      PORTFOLIO      RATE
                          INVESTMENT       PERIOD        AVERAGE NET    TO AVERAGE     DUE TO WAIVERS AND   TURNOVER       PER
                          RETURN(3)    (000'S OMITTED)    ASSETS(1)    NET ASSETS(1)     REIMBURSEMENTS       RATE       SHARE(6)
                          ----------   ---------------   -----------   -------------   ------------------   ---------   ----------
SMALL CAP VALUE
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1998................  46.86%           $25,111        1.50%          (0.71)%              0.76%           90.39%     $0.0557
  For the fiscal year
    ended March 31,
    1997................  11.71             13,143        1.50           (0.81)               1.00            56.88       0.0550
  For the period April
    3, 1995* through
    March 31, 1996......  34.36              6,474        1.50(5)        (0.66)(5)            2.32(5)         40.79       0.0572
CLASS B
  For the period January
    21, 1998* through
    March 31, 1998......  17.69                901        2.00(5)        (1.49)(5)            1.31(5)         90.39       0.0557
CLASS C
  For the fiscal year
    ended March 31,
    1998................  46.10             18,082        2.00           (1.21)               0.76            90.39       0.0557
  For the fiscal year
    ended March 31,
    1997................  11.12             11,071        2.00           (1.31)               0.99            56.88       0.0550
  For the period April
    3, 1995* through
    March 31, 1996......  33.59              6,753        2.00(5)        (1.09)(5)            2.39(5)         40.79       0.0572
CLASS Y
  For the fiscal year
    ended March 31,
    1998................  47.54             31,141        1.00           (0.21)               0.77            90.39       0.0557
  For the fiscal year
    ended March 31,
    1997................  12.19             16,724        1.00           (0.31)               1.00            56.88       0.0550
  For the period June
    22, 1995* through
    March 31, 1996......  23.52(4)           8,989        1.00(5)           --                2.45(4)(5)      40.79       0.0572

FOCUS LIST PORTFOLIO
CLASS A
  For the period
    December 29, 1997*
    through March 31,
    1998................  11.67              3,201        1.40(5)        (0.30)(5)            5.01(5)         28.91       0.0600
CLASS B
  For the period
    December 29, 1997*
    through March 31,
    1998................  11.50              2,399        1.90(5)        (0.78)(5)            5.27(5)         28.91       0.0600
CLASS C
  For the period
    December 29, 1997*
    through March 31,
    1998................  11.50              1,687        1.90(5)        (0.62)(5)            5.52(5)         28.91       0.0600

BALANCED PORTFOLIO
CLASS A
  For the period
    December 29, 1997*
    through March 31,
    1998................   8.04              3,852        1.20(5)         2.47(5)             3.25(5)         12.72       0.0543
CLASS B
  For the period
    December 29, 1997*
    through March 31,
    1998................   7.92              1,044        1.70(5)         1.96(5)             3.30(5)         12.72       0.0543
CLASS C
  For the period
    December 29, 1997*
    through March 31,
    1998................   7.92                858        1.70(5)         1.95(5)             3.33(5)         12.72       0.0543
CLASS Y
  For the period January
    6, 1998* through
    March 31, 1998......   7.80              5,685        0.70(5)         2.98(5)             3.12(5)         12.72       0.0543

INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
  For the period
    December 29, 1997*
    through March 31,
    1998................  14.75              3,765        1.75(5)         0.53(5)             4.06(5)          3.26       0.0683
CLASS B
  For the period
    December 29, 1997*
    through March 31,
    1998................  14.58              2,137        2.25(5)        (0.06)(5)            4.04(5)          3.26       0.0683
CLASS C
  For the period
    December 29, 1997*
    through March 31,
    1998................  14.58              2,173        2.25(5)        (0.06)(5)            4.04(5)          3.26       0.0683

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges.Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for Class Y shares are not necessarily comparable to those of Class A and C shares, due to timing differences in the commencement of the intial public offering of Class Y shares.
(5)  Annualized.
(6) Represents average commission rate per share charged to the Portfolios on purchase and sales of investments subject to such commissions during each period.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has ten separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Total Return Bond Portfolio and Prime Money Market Portfolio and three non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), Insiders Select Fund ("Insiders Select") and Focus List Portfolio ("Focus List"), (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of the Focus List and International Equity have yet to commence their initial public offerings.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations, each Portfolio as indicated below did not have any transactions other than those relating to organizational matters and the issuance of shares of beneficial interest of the Portfolios to Bear, Stearns & Co., Inc. ("Bear Stearns" or the "Distributor") as follows:

                                               SHARES OF BENEFICIAL INTEREST
                                ------------------------------------------------------------
                                   COMMENCEMENT OF
PORTFOLIO                            OPERATIONS        CLASS A   CLASS B   CLASS C   CLASS Y
------------------------------  ---------------------  -------   -------   -------   -------
S&P STARS.....................      April 3, 1995       5,209        --     5,209        --
Insiders Select...............      June 16, 1995           1        --         1        --
Large Cap.....................      April 3, 1995       1,042        --     1,042        --
Small Cap.....................      April 3, 1995       1,042        --     1,042        --
Focus List....................    December 29, 1997         1         1         1         1
Balanced......................    December 29, 1997         1         1         1         1
International Equity..........    December 29, 1997         1         1         1         1

Costs of $203,596, $181,965, $99,875, $107,203, $40,403, $58,783 and $61,015
which were incurred by S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List, Balanced and International Equity, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio.

In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in a particular Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that a particular Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange on each business day. Portfolio securities, including covered call options written by the Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Amortization is recorded on a straight-line basis. Each Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

OPTIONS WRITTEN -- When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contractual or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. Each Portfolio's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. The Portfolios had no other option transactions except for those listed below.

Option activity for the fiscal year ended March 31, 1998 was as follows:

                                                  S&P STARS*                          SMALL CAP
                                ----------------------------------------------  ---------------------
                                     CALL OPTIONS             PUT OPTIONS           CALL OPTIONS
                                -----------------------  ---------------------  ---------------------
                                CONTRACTS    PREMIUMS    CONTRACTS   PREMIUMS   CONTRACTS   PREMIUMS
                                ---------   -----------  ---------   ---------  ---------   ---------
Outstanding at beginning of
 year.........................       400    $   332,539       --            --      --             --
Options written...............     9,885      3,618,384       --            --     800      $ 139,467
Options purchased.............        --             --    2,650     $ 602,041      --             --
Options closed or expired.....   (10,285)    (3,950,923)  (2,650)     (602,041)   (800)      (139,467)
                                ---------   -----------  ---------   ---------     ---      ---------
Outstanding at end of year....        --             --       --            --      --             --
                                ---------   -----------  ---------   ---------     ---      ---------
                                ---------   -----------  ---------   ---------     ---      ---------

-------
*Includes option transactions of the S&P STARS Master Series, a series of S&P
 STARS Fund, for the period April 1, 1997 through June 24, 1997.

SHORT SELLING -- S&P STARS, Insiders Select, Large Cap and Small Cap may engage in short selling of securities. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. When a Portfolio makes a short sale, an amount equal to the proceeds received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of a Portfolio to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Portfolio). Upon termination of a short sale, a Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that a Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. Focus List, Balanced and International Equity may only engage in short sales "against the box", a transaction in which a Portfolio enters into a short sale of a security which the Portfolio owns. None of the Portfolios had open short sales at March 31, 1998.

FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies, if any, are recorded in a Portfolio's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Portfolio reports certain foreign currency related transactions, if any, as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income/(loss) for U.S. federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolios may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of a Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended March 31, 1998, only International Equity entered into such forward currency contracts.

International Equity's open forward currency contracts at March 31, 1998 were as follows:

                                 DELIVERY VALUE    SETTLEMENT                           UNREALIZED
CURRENCY                        (LOCAL CURRENCY)      DATE         COST       VALUE     GAIN/(LOSS)
------------------------------  ----------------   ----------   ----------  ----------  ----------
Danish krone..................        440,000       04/29/98    $   62,507  $   63,831   $ 1,324
Finnish markkas...............        600,000       04/29/98       107,037     109,187     2,150
French francs.................      1,470,000       04/29/98       237,618     242,287     4,669
German deutschemarks..........        650,000       04/29/98       351,973     359,174     7,201
Italian lira..................    227,910,000       04/29/98       124,993     127,305     2,312
Japanese yen..................     20,220,000       04/30/98       152,443     159,181     6,738
Netherlands guilder...........        590,000       04/29/98       283,490     289,148     5,658
Portuguese escudo.............      9,990,000       04/29/98        52,773      53,828     1,055
Spanish pesetas...............     18,010,000       04/29/98       114,777     117,170     2,393
Swedish krona.................      1,700,000       04/29/98       212,814     211,916      (898)
Swiss francs..................        560,000       04/29/98       368,530     383,243    14,713
                                                                                        ----------
        Net unrealized gain...                                                           $47,315
                                                                                        ----------
                                                                                        ----------

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the STATEMENT OF OPERATIONS. The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS -- Each Portfolio, except Balanced, intends to distribute at least annually to shareholders substantially all of its net investment income. Balanced declares and pays as quarterly dividends to shareholders, substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment, temporary differences do not require reclassification. At March 31, 1998, S&P STARS, Insiders Select, Small Cap and Focus List, reclassified within the composition of net assets, net investment losses of $1,516,182, $31,926, $363,627 and $5,316, respectively to accumulated realized gains.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

As of December 4, 1997, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser," formerly known as Bear Stearns Funds Management Inc.) delegated certain administrative services to a separate administrator, of the same name, Bear Stearns Funds Management Inc. ("BSFM"), a newly created wholly-owned subsidiary of The Bear Stearns Companies Inc. The Adviser is staffed by the same personnel and performs the same services called for by the Advisory Agreement before its name change. On February 4, 1998, at a regular meeting of the Fund's Board of Trustees, the Board approved the Advisory Agreement with BSAM and the related delegation of duties to BSFM.

For the fiscal year ended March 31, 1998, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity. Prior to June 25, 1997, S&P STARS did not retain an investment adviser, rather, S&P STARS invested all of its assets in the S&P STARS Master Series, a series of S&P STARS Fund, which was advised by BSAM.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insider Select's average daily net assets. The performance adjustment fee reduced the total advisory fee by $132,242 or 0.45% of the value of Insider's average daily net assets due to underperformance in comparison to the S&P 500 Index for the ten months ended January 31, 1998 and to the S&P MidCap 400 Index for the two months ended March 31, 1998.

Prior to September 22, 1997, BSAM had engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as Insiders Select's sub-investment adviser. If not for the voluntary undertaking to limit Insiders Select's total operating costs, BSAM would have paid Symphony a monthly fee equal to an annual rate of 0.45% of the Portfolio's average daily net assets (reflecting the performance adjustment). Effective September 22, 1997, BSAM assumed portfolio management responsibilities for Insiders Select.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as the International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's net assets in excess of $65 million at the relevant month end.

For the fiscal year ended March 31, 1998, BSFM (the "Administrator") served as administrator to each Portfolio pursuant to an Administrative Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $150,000 for each Portfolio. Prior to June 25, 1997, PFPC Inc. was entitled to receive from S&P STARS a monthly fee of $5,500. During the fiscal year ended March 31, 1998, PFPC has voluntarily waived a portion of its fee for all Portfolios except S&P STARS.

For the fiscal year ended March 31, 1998, BSAM voluntarily undertook to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES
------------------------------  --------------   --------------   --------------   --------------
S&P STARS.....................      1.50%            2.00%            2.00%            1.00%
Insiders Select...............      1.65             2.15             2.15             1.15
Large Cap.....................      1.50             2.00             2.00             1.00
Small Cap.....................      1.50             2.00             2.00             1.00
Focus List....................      1.40             1.90             1.90             0.90
Balanced......................      1.20             1.70             1.70             0.70
International Equity..........      1.75             2.25             2.25             1.25

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 1998 (unless otherwise indicated), the investment advisory fee waivers and reimbursements of expenses were as follows:

PORTFOLIO                       ADVISORY FEE WAIVERS   EXPENSE REIMBURSEMENTS
------------------------------  --------------------   ----------------------
S&P STARS.....................        $645,637                      --
Insiders Select...............         157,031                $164,325
Large Cap.....................         140,641                 185,275
Small Cap.....................         412,656                  20,648
Focus List*...................           6,748                  46,255
Balanced*.....................          12,178                  46,910
International Equity*.........          14,726                  44,515

-------
*Commenced operations on December 29, 1997.

For the fiscal year ended March 31, 1998 (unless otherwise indicated), Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $305,271, $12,445, $522, $1,728, $8,238, and $2,598 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN

The Fund, on behalf of the S&P STARS, Insiders Select, Large Cap, Small Cap and Focus List has entered into a Distribution and Servicing Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, S&P STARS, Insiders Select, Large Cap, Small Cap and Focus List paid Bear Stearns at an annual rate of 0.25% for Class A shares and 0.75% for Class C shares. Effective December 24, 1997 the Portfolios added Class B shares for which it has entered into a Distribution and Servicing Plan (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Class B Distribution Plan, S&P STARS, Insiders Select, Large Cap, Small Cap and Focus List paid Bear Stearns at an annual rate of 0.75% for Class B shares. With respect to the Portfolios' Class A shares, up to 0.25% of Class A will compensate institutions for personal service and maintenance of accounts holding the Portfolios' Class A shares. The Fund, on behalf of Class B shares of the Portfolios has adopted a Shareholder Servicing Plan whereby the Portfolios paid fees of up to 0.25%.

The Fund, on behalf of Class A, B and C shares of the Balanced and International Equity, has entered into a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan in effect for the period December 24, 1997 through March 31, 1998, the Balanced and International Equity has paid Bear Stearns a fee at an annual rate of 0.25% for Class A shares 0.75% for Class B and C shares, respectively. The Fund, on behalf of Class A, B and C shares of Balanced and International Equity, has adopted a Shareholder Servicing Plan (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan in effect for the period December 24, 1997 through March 31, 1998, Balanced and International Equity paid fees up to 0.25% of its Class A, B and C shares. Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. Bear Stearns uses distribution fees to pay its dealers whose clients hold Portfolio shares and for other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers and other financial institutions whose clients hold Portfolio shares primarily for shareholder liaison and other account maintenance services.

For the fiscal year ended March 31, 1998 (unless otherwise indicated), the distribution and shareholder servicing fees paid to Bear Stearns under the Plan were as follows:

PORTFOLIO                       DISTRIBUTION FEES   SHAREHOLDER SERVICING FEES
------------------------------  -----------------   --------------------------
S&P STARS.....................      $617,557                 $353,774
Insiders Select...............       119,999                   69,183
Large Cap.....................        46,559                   26,164
Small Cap.....................       157,616                   85,144
Focus List*...................         5,434                    2,595
Balanced*.....................         4,568                    2,623
International Equity*.........         8,158                    3,681

-------
*Commenced operations on December 29, 1997.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until December 23, 1997. Effective December 24, 1997, the Distributor has increased the reallowance to all authorized dealers on net asset value transfers from 1.00% to 1.25%. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 1998 (unless otherwise indicated), Bear Stearns received the approximate amounts noted below from each Portfolio in front-end sales charges resulting from sales of Class A shares (from which Bear Stearns paid such sales charges to dealers who in turn paid commissions to sales persons) and contingent deferred sales charges ("CDSC") upon certain redemptions by Class C shareholders. There were no amounts received in CDSC for Class B shares. The amounts were as follows:

                                FRONT-END SALES CHARGES        CDSC
PORTFOLIO                           CLASS A SHARES        CLASS C SHARES
------------------------------  -----------------------   --------------
S&P STARS.....................        $1,022,837             $25,827
Insiders Select...............           236,026               2,558
Large Cap.....................            68,262                 552
Small Cap.....................           214,826               4,052
Focus List*...................            71,580              --
Balanced*.....................            32,306              --
International Equity*.........            58,103              --

-------
*Commenced operations on December 29, 1997.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, appreciation and depreciation and net unrealized appreciation of investments at March 31, 1998 for each Portfolio were as follows:

                                             GROSS          GROSS           NET
PORTFOLIO                      COST       APPRECIATION  DEPRECIATION    APPRECIATION
-------------------------  -------------  -----------  ---------------  ------------
S&P STARS................  $ 175,871,998  $42,188,265  $    (3,269,490) $38,918,775
Insiders Select..........     30,075,169    7,489,880         (257,173)   7,232,707
Large Cap................     15,491,887    5,632,064           (9,720)   5,622,344
Small Cap................     54,749,127   20,653,395       (1,094,000)  19,559,395
Focus List...............      6,721,806      553,704          (54,049)     499,655
Balanced.................     11,050,008      658,031          (51,723)     606,308
International Equity.....      7,165,194      953,745          (42,532)     911,213

For the fiscal year ended March 31, 1998 (unless otherwise indicated), aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES       SALES
------------------------------  ------------  ------------
S&P STARS**...................  $323,572,428  $285,362,457
Insiders Select...............    30,715,511    32,631,115
Large Cap.....................    10,985,442    11,851,875
Small Cap.....................    59,322,353    48,910,695
Focus List*...................     7,544,418     1,048,327
Balanced*.....................    11,515,668       820,403
International Equity*.........     6,247,701       152,428

-------
* Commenced operations on December 29, 1997.
**Includes the investment transactions of the S&P STARS Master Series for the period April 1, 1997 through June 24, 1997. Prior to June 25, 1997, S&P STARS invested all of its assets in the S&P STARS Master Series, a series of S&P STARS Fund. Pursuant to a plan of liquidation adopted by the Trustees of the S&P STARS Fund on June 25, 1997, S&P STARS redeemed in-kind its investment in the S&P STARS Master Series. The value of the investments and cash (after the unamortized organization costs absorbed by the Distributor and net of any accrued liabilities) received by S&P STARS totaled $147,186,137.

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Effective December 24, 1997, Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Prior to

December 24, 1997, Class A shares of S&P STARS, Insiders Select, Large Cap and Small Cap were sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a CDSC of 1.00% during the first year. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At March 31, 1998, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned the following shares including reinvestment of dividends and distributions, if any:

                                    SHARES OF BENEFICIAL
                                          INTEREST
                                ----------------------------
PORTFOLIO                       CLASS A   CLASS B   CLASS C
------------------------------  --------  --------  --------
S&P STARS.....................     5,209     --        5,209
Insiders Select...............         1     --        --
Large Cap.....................     1,242     --        1,242
Small Cap.....................     1,131     --        1,127
Focus List....................    41,668    41,668    41,668
Balanced......................    55,557    55,557    55,687
International Equity..........   138,890   138,890   138,890

Transactions in each Portfolio's shares of beneficial interest were as follows:

                                                          S&P STARS                                 INSIDERS
                                           ---------------------------------------   ---------------------------------------
                                              SALES     REPURCHASES  REINVESTMENTS     SALES     REPURCHASES   REINVESTMENTS
                                           -----------  -----------  -------------   ----------  -----------   -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................    2,206,598   1,533,370        632,794       420,704     312,605        167,184
Value....................................  $42,537,872  $29,585,256   $10,791,624    $7,036,800  $5,267,810     $2,629,805
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares...................................    2,517,105   1,596,708        242,732       331,726     345,460         97,925
Value....................................  $42,363,300  $25,841,545   $ 3,986,019    $4,976,082  $5,185,795     $1,381,727
CLASS B
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................      292,094          --             --       127,400          --             --
Value....................................  $ 5,301,891          --             --    $2,149,181          --             --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................    1,125,588     680,009        402,739       201,834     254,946         91,147
Value....................................  $22,151,823  $12,920,388   $ 6,834,482    $3,338,014  $4,287,656     $1,420,978
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares...................................      935,884     617,043        134,250       148,520     273,058         70,623
Value....................................  $15,772,161  $9,919,428    $ 2,197,714    $2,231,793  $3,992,295     $  991,548
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................      849,614     199,060        213,147        32,037      84,697         16,449
Value....................................  $15,879,797  $3,851,571    $ 3,653,343    $  542,714  $1,452,486     $  261,545
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares...................................      429,911     223,037         53,147        29,508      26,728         11,179
Value....................................  $ 8,205,295  $3,645,262    $   876,922    $  444,370  $  398,697     $  158,408

                                                          LARGE CAP                                 SMALL CAP
                                           ---------------------------------------   ----------------------------------------
                                              SALES     REPURCHASES  REINVESTMENTS      SALES     REPURCHASES   REINVESTMENTS
                                           -----------  -----------  -------------   -----------  -----------   -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................      115,448      50,777         46,162        492,900     253,678         70,857
Value....................................  $ 2,229,250  $  998,486    $   853,530    $ 9,966,068  $5,138,087     $1,453,284
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares...................................      231,427     185,652          5,640        589,041     255,449         10,191
Value....................................  $ 3,703,414  $3,216,798    $    91,138    $10,117,507  $4,464,886     $  171,713
CLASS B
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................       21,870         264             --         38,387          --             --
Value....................................  $   441,820  $    5,391             --    $   830,356          --             --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................       64,169      33,086         35,761        270,017     191,822         54,988
Value....................................  $ 1,249,264  $  611,649    $   656,208    $ 5,553,946  $3,883,351     $1,121,735
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares...................................       61,362     123,270          3,077        464,417     261,409          6,043
Value....................................  $   950,313  $2,089,876    $    49,600    $ 8,013,394  $4,565,675     $  107,447
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares...................................      202,742     292,994         83,137        469,788     196,994         86,372
Value....................................  $ 4,161,371  $5,403,933    $ 1,535,548    $ 9,777,246  $4,301,161     $1,769,732
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares...................................    1,085,350     959,370          3,863        771,522     394,936         13,693
Value....................................  $16,535,987  $15,604,449   $    62,352    $13,188,441  $6,808,608     $  230,321

                                                         FOCUS LIST*                                BALANCED*
                                           ---------------------------------------   ---------------------------------------
                                             SALES     REPURCHASES   REINVESTMENTS     SALES     REPURCHASES   REINVESTMENTS
                                           ----------  -----------   -------------   ----------  -----------   -------------
CLASS A
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................     261,602     22,694              --        297,413        167           577
Value....................................  $3,226,172   $275,794              --     $3,630,397   $  1,965        $7,404
CLASS B
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................     179,256         --              --         80,740         --            53
Value....................................  $2,256,277         --              --     $  977,533         --        $  682
CLASS C
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................     126,077         --              --         66,284         --           142
Value....................................  $1,564,204         --              --     $  800,467         --        $1,819
CLASS Y
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................          --         --              --        451,987     13,445           536
Value....................................          --         --              --     $5,546,038   $164,940        $6,880

                                                    INTERNATIONAL EQUITY*
                                           ---------------------------------------
                                             SALES     REPURCHASES   REINVESTMENTS
                                           ----------  -----------   -------------
CLASS A
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................     273,821         291            --
Value....................................  $3,433,979  $    3,918            --
CLASS B
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................     155,378          --            --
Value....................................  $1,882,062          --            --
CLASS C
FOR THE PERIOD ENDED MARCH 31, 1998
Shares...................................     160,283       2,269            --
Value....................................  $1,949,056  $   30,522            --

-------
* Commenced operations on December 29, 1997.

CREDIT AGREEMENT

The Fund, on behalf of the Portfolios, has entered into a credit agreement with BankBoston, N.A. Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, is also a party to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of each Portfolio. At no time shall the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy is permitted to borrow an amount of up to 33 1/3% of the value of such Portfolio's assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% (10% for the Emerging Markets Debt Portfolio) of its net assets. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 1998 (unless otherwise indicated), were as follows:

                                                          MAXIMUM LOAN
PORTFOLIO                       AVERAGE LOAN BALANCE   AMOUNTS OUTSTANDING   AVERAGE INTEREST RATE
------------------------------  --------------------   -------------------   ---------------------
S&P STARS.....................        $183,424             $2,287,500                7.95%
Insiders Select...............             818                 98,700                8.45
Large Cap.....................           2,605                351,000                8.62
Small Cap.....................           2,071                168,600                8.62
Focus List*...................             764                 68,000                8.62
Balanced*.....................             972                305,000                8.62

International Equity had no amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 1998. The Portfolios had no amounts outstanding under the line of credit agreement at March 31, 1998.
-------
*Commenced operations on December 29, 1997.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
S&P STARS Portfolio
The Insiders Select Fund
Large Cap Value Portfolio
Small Cap Value Portfolio
Focus List Portfolio
Balanced Portfolio
International Equity Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio (collectively, the "Portfolios") as of March 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio at March 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
May 8, 1998

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
           RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS -- (UNAUDITED)

S&P STARS PORTFOLIO

On June 18, 1997, a special meeting of the shareholders of S&P STARS Portfolio ("the Stars Portfolio"), a separate non-diversified portfolio of The Bear Stearns Funds (the "Fund"), was held and the following matter was voted upon:

(1) To approve a new investment advisory agreement between the Fund, on behalf of the Stars Portfolio, and Bear Stearns Funds Management Inc. (currently Bear Stearns Asset Management Inc.).

                                                       FOR     AGAINST   ABSTAIN   NON-VOTES
                                                    ---------  -------   -------   ---------
                                                    5,835,966   37,151   118,782   1,763,358

THE INSIDERS SELECT FUND

On January 20, 1998, a special meeting of the shareholders of The Insiders Select Fund (the "Portfolio"), a separate non-diversified portfolio of The Bear Stearns Funds (the "Fund"), was held and the following matters were voted upon:

(1) To approve amendments to the investment advisory agreement between the Fund, on behalf of the Portfolio, and Bear Stearns Funds Management Inc. (currently Bear Stearns Asset Management Inc.).

                                                      FOR    AGAINST   ABSTAIN   NON-VOTES
                                                    -------  -------   -------   ---------
                                                    655,462   16,504    29,923     877,949

(2) To ratify the selection of Deloitte & Touche LLP as independent auditors of the Portfolio for the fiscal year ending March 31, 1998.

                                                      FOR    AGAINST   ABSTAIN   NON-VOTES
                                                    -------  -------   -------   ---------
                                                    795,574    4,092    24,320     755,852

No other portfolios of the Fund held shareholder meetings during the fiscal year ended March 31, 1998.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                               Balanced Portfolio
                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 1998) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 1998, the following dividends and distributions per share were paid by each of the Portfolios:

                                S&P STARS   THE INSIDERS   LARGE CAP VALUE   SMALL CAP VALUE   BALANCED
                                PORTFOLIO   SELECT FUND       PORTFOLIO         PORTFOLIO      PORTFOLIO
                                ---------   ------------   ---------------   ---------------   ---------
Payment Date                    12/24/97       12/24/97         12/24/97          12/24/97     03/24/98

Net Investment Income:
  Class A                             --            --        $ 0.0224                --       $ 0.0350
  Class B                             --            --              --                --         0.0300
  Class C                             --            --              --                --         0.0300
  Class Y                             --            --          0.1255                --         0.0400

Short-Term Gains:
  Class A                       $ 2.2257      $ 1.7588        $ 2.0777          $ 0.2819             --
  Class C                         2.1449        1.7038          2.0777            0.1900             --
  Class Y                         2.3188        1.7588          2.0777            0.3700             --

28 Percent Rate Gains:
  Class A                       $ 0.1876      $ 0.6857        $ 1.4465          $ 0.5284             --
  Class C                         0.1876        0.6857          1.4465            0.5284             --
  Class Y                         0.1876        0.6857          1.4465            0.5284             --

20 Percent Rate Gains:
  Class A                       $ 0.3034      $ 0.5554              --          $ 0.9428             --
  Class C                         0.3034        0.5554              --            0.9428             --
  Class Y                         0.3034        0.5554              --            0.9428             --

Ordinary income dividends, which include short-term capital gain distributions, should be reported as dividend income on Form 1040. Income dividends are taxable as ordinary income, as are short-term capital gain distributions.

FOR CORPORATE SHAREHOLDERS:

The percentage of ordinary income dividends received from The Bear Stearns Funds qualifying for the corporate dividends received deduction are as follows:

                                            % OF DIVIDENDS
                                          -------------------
S&P STARS Portfolio                                 4.74
The Insiders Select Fund                           12.61
Large Cap Value Portfolio                          12.76
Small Cap Value Portfolio                          33.38
Balanced Portfolio                                 43.65
                                                   -----

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.